As filed with the Securities and Exchange Commission on June 25, 1998.
                                                              File Nos. 33-52373
                                                                        811-8777
                     U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                           Amendment No. 1 to FORM N-2

                        (Check appropriate box or boxes)

    |_|      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
    |X|      Pre-Effective Amendment No. 1
    |_|      Post-Effective Amendment No.  ___
                                                 and/or
    |_|      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
    |X|      Amendment No. 1

                            DLJ High Yield Bond Fund
         (Exact Name of Registrant as Specified in Declaration of Trust)

                    277 Park Avenue, New York, New York 10172
                    (Address of Principal Executive Offices)

                                 1-888-520-3615
              (Registrant's Telephone Number, including Area Code)

                               G. Moffett Cochran
                                    Chairman
                           DLJ Asset Management Group
                                 277 Park Avenue
                            New York, New York 10172
                     (Name and Address of Agent for Service)

                               -----------------

                                   Copies To:

Pierre de Saint Phalle, Esq.        Sharon Spodak, Esq.                Philip H. Harris, Esq.
    Davis Polk & Wardwell             General Counsel         Skadden, Arps, Slate, Meagher & Flom LLP
    450 Lexington Avenue        DLJ Asset Management Group                919 Third Avenue
  New York, New York  10017           277 Park Avenue                 New York, New York  10022
                                 New York, New York  10172

                               -----------------

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. |_|

It is proposed that this filing will become effective (check appropriate box)

         |_|  when declared effective pursuant to section 8(c)

If appropriate, check the following box:

         |_| this [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

         |_| This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is - ______.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

--------------------------------------------------------------------------------------------------------------------------------
    Title of Securities           Amount Being        Proposed Maximum Offering  Proposed Aggregate Maxi-         Amount of
      Being Registered           Registered (1)          Price Per Share(2)       mum Offering Price(2)      Registration Fee(2)
--------------------------------------------------------------------------------------------------------------------------------
Shares of Beneficial Interest                                  $10.00
--------------------------------------------------------------------------------------------------------------------------------

(1) Includes Shares of Beneficial Interest subject to the Underwriters' over-allotment option.

(2)      Estimated solely for the purpose of calculating the registration fee.

         The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that the registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

                            DLJ High Yield Bond Fund
                  Cross Reference Sheet Pursuant to Rule 404(C)
                        Under the Securities Act of 1933

Item Number,
   Form N-2                                                      Location in Prospectus
------------                                                     ----------------------
PART A

1.       Outside Front Cover.....................................Outside Front Cover

2.       Inside Front and Outside Back
                Cover Page.......................................Inside Front and Outside Back Cover Page

3.       Fee Table and Synopsis..................................Prospectus Summary; Fee Table

4.       Financial Highlights....................................Not Applicable

5.       Plan of Distribution....................................Cover Page; Prospectus Summary; Underwriting

6.       Selling Shareholders....................................Not Applicable

7.       Use of Proceeds.........................................Front Cover Pages; Prospectus Summary; Use of Proceeds;
                                                                 Investment Restrictions

8.       General Description of the
                Registrant.......................................Front Cover Pages; Prospectus Summary; The Fund;
                                                                 Investment Objectives and Policies; Other Investment Prac-
                                                                 tices; Risk Factors and Special Considerations; Investment
                                                                 Restrictions; Portfolio Transactions; Determination of Net
                                                                 Asset Value; Dividends and Other Distributions; Taxes

9.       Management..............................................Inside Front Cover; Prospectus Summary; Management of the
                                                                 Fund; Trustees and Officers of the Fund;  Portfolio Transac-
                                                                 tions
10.      Capital Stock, Long-term Debt,
                and Other Securities ............................Prospectus Summary; Dividends and Other Distributions;
                                                                 Taxes; Automatic Dividend Reinvestment Plan

11.      Defaults and Arrears on Senior
                Securities.......................................Not Applicable

12.      Legal Proceedings.......................................Not Applicable

13.      Table of Contents of the Statement
                of Additional Information........................Not Applicable

PART B

14.      Cover Page..............................................Not Applicable

15.      Table of Contents.......................................Not Applicable

16.      General Information and History ........................Not Applicable

17.      Investment Objectives and
                Policies.........................................Front Cover Pages; Prospectus Summary; Investment
                                                                 Objectives and Policies; Other Investment Practices;
                                                                 Risk Factors and Special Considerations; Investment
                                                                 Restrictions

18.      Management..............................................Management of the Fund; Trustees and Officers of the Fund

19.      Control Persons and Principal
                Holders of Securities............................Trustees and Officers of the Fund

20.      Investment Advisory and
                Other Services...................................Prospectus Summary; Trustees and Officers of the Fund;
                                                                 Management of the Fund; Portfolio Transactions

21.      Brokerage Allocation and Other
                Practices........................................Portfolio Transactions

22.      Tax Status..............................................Dividends and Other Distributions; Taxes; Independent
                                                                 Auditors' Report

23.      Financial Statements....................................Statement of Assets, Liabilities and Capital

PART C

         The information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


PROSPECTUS

         , 1998     SUBJECT TO COMPLETION, DATED JUNE , 1998



                                     Shares
                            DLJ High Yield Bond Fund
                                  Common Shares

         DLJ High Yield Bond Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's primary investment objective is to seek high current income. The Fund may, and, in certain market conditions will, seek to maximize return through opportunistic investment in smaller high yield issues. The Fund will also seek capital appreciation as a secondary objective to the extent consistent with its objective of seeking high current income. Under normal market conditions, the Fund will invest at least 65% of its total assets in fixed income securities of U.S. issuers rated below investment grade quality (lower than Baa by Moody's Investors Service, Inc. or lower than BBB by Standard & Poor's Ratings Group or comparably rated by another nationally recognized rating agency) or in unrated income securities that DLJ Investment Management Corp. ("DLJIM"), the Fund's investment manager, determines to be of comparable quality. The Fund may invest up to 30% of its total assets in securities of issuers domiciled outside the United States or that are denominated in various foreign currencies or multinational foreign currency units. There can be no assurance that the Fund will achieve its objectives.

         Investments in lower grade securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and non-payment of interest. As a non-diversified investment company, the Fund may invest a significant portion of its assets in a small number of issuers. The Fund may engage in various portfolio strategies to seek to enhance income and hedge its portfolio against investment, interest rate and foreign currency risks, including the use of leverage and the use of derivative financial instruments. The Fund is designed for investors willing to assume additional risk in return primarily for the potential for high current income and secondarily capital appreciation. An investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Investors should carefully assess the risks associated with an investment in the Fund. See "Risk Factors and Special Considerations."


          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
            SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES
               AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR
               ADEQUACY OF THIS PROSPECTUS . ANY REPRESENTATION TO
                       THE CONTRARY IS A CRIMINAL OFFENSE.



-----------------------------------------------------------------------------------------------------------------------
                                                              Price to the           Sales            Proceeds to the
                                                               Public (1)          Load(1)(2)             Fund (3)
-----------------------------------------------------------------------------------------------------------------------
Per Share.................................................    $10.00                  None              $10.00
Total (4).................................................       $                    None              $
-----------------------------------------------------------------------------------------------------------------------
                                                                                      (footnotes on the following page)



       THE FUND IS NEWLY ORGANIZED AND THEREFORE HAS NO HISTORY OF PUBLIC
          TRADING. CLOSED-END FUND SHARES FREQUENTLY TEND TO TRADE AT A
           DISCOUNT FROM NET ASSET VALUE WHICH CREATES A RISK OF LOSS
                FOR INVESTORS PURCHASING SHARES IN THIS OFFERING.

         The Shares are being offered by the Underwriters when, as and if delivered to and accepted by the Underwriters, and subject to various prior conditions, including their right to reject orders in whole or in part. It is expected that delivery of the Shares will be made against payment in New York, New York on or about July 31, 1998.

                          Donaldson, Lufkin & Jenrette

                             Securities Corporation

Advest, Inc.                        Sutro & Co. Incorporated                    Janney  Montgomery Scott Inc.
Fahnestock & Co., Inc.              Gruntal & Co., L.L.C.                       FAC/Equities
First of Michigan Corporation       Johnston, Lemon & Co. Incorporated          Interstate/Johnson Lane Corporation
Sands Brothers & Co., Ltd.          Tucker Anthony Incorporated                 Cowen & Company

         CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE PRICE OF THE SHARES OF THE FUND. SPECIFICALLY, THE UNDERWRITERS MAY OVERALLOT IN CONNECTION WITH THE OFFERING AND MAY BID FOR AND PURCHASE SHARES IN THE OPEN MARKET. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITING."

                                 -------------

(continued from cover page)


         This Prospectus sets forth in concise form the information about the Fund that a prospective investor should know before investing in the Fund. Investors should read and retain this Prospectus for future reference. DLJIM will serve as investment manager to the Fund. The Fund's address is 277 Park Avenue, New York, New York 10172, and its telephone number is 1- 877-805-9793.

         At times, the Fund expects to utilize leverage through borrowings, including the issuance of debt securities, or the issuance of preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of leverage. The Fund intends to utilize leverage in an initial amount equal to approximately 20% of its total assets (including the amount obtained through leverage), but the Fund may increase this percentage in the future. The Fund generally will not utilize leverage if it anticipates that the Fund's leveraged capital structure would result in a lower return to common shareholders than that obtainable over time with an unleveraged capital structure. Use of leverage creates an opportunity for increased income and capital appreciation for the common shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Risk Factors and Special Considerations -- Leverage."

         The Fund is offering its common shares of beneficial interest, par value $.001 per share (the "Shares"). Prior to this offering, there has been no market for the Shares. The Shares have been approved for listing on the New York Stock Exchange under the symbol "DHY," subject to official notice of issuance. Shares of closed-end management investment companies frequently trade at discounts from their net asset values, and the Shares may also trade at a discount. The minimum investment in this offering is 200 Shares ($2,000).


(footnotes from cover page)


(1)      DLJIM or an affiliate (not the Fund) from its own assets will pay a
         commission to the Underwriters in the amount of   % of the Price to the
         Public per Share in connection with the sale of the Shares offered hereby. See "Underwriting."


(2) The Fund and DLJIM have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933. See "Underwriting."


(3)      Before deducting organizational and offering expenses payable by the
         Fund, including payment of $    to the Underwriters in partial
         reimbursement of their expenses related to the organization of the
         Fund, estimated at $   and $   , respectively. Offering expenses will
         be deducted from net proceeds, and organizational expenses will be capitalized and amortized against income from the inception of the Fund through October 31, 1999.

(4)      The Fund has granted to the Underwriters a   -day option exercisable
         from time to time to purchase up to an aggregate of additional Shares solely to cover over-allotments, if any. If such option is exercised in full, the total Price to the Public and Proceeds to the Fund will be
         $     and $      , respectively. See "Underwriting."

                               PROSPECTUS SUMMARY

         The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus. Investors should carefully consider information set forth under the heading "Risk Factors and Special Considerations."


The Fund ......................................   DLJ High Yield Bond Fund (the
                                                  "Fund") is a newly organized,
                                                  non-diversified, closed-end
                                                  management investment company.
                                                  The Fund is managed by DLJ
                                                  Investment Management Corp.
                                                  ("DLJIM"). See "The Fund."

The Offering...................................   The Fund is offering common
                                                  shares of Beneficial Interest,
                                                  par value $.001 per share (the
                                                  "Shares"), through a group of
                                                  underwriters ("Underwriters")
                                                  led by Donaldson, Lufkin &
                                                  Jenrette Securities
                                                  Corporation ("DLJ"). The
                                                  Underwriters have been granted
                                                  a __-day option exercisable
                                                  from time to time to purchase
                                                  up to an aggregate of ______
                                                  additional Shares solely to
                                                  cover over-allotments, if any.
                                                  The initial public offering
                                                  price is $10.00 per Share. The
                                                  minimum investment in the
                                                  offering is 200 Shares
                                                  ($2,000). See "Underwriting."
                                                  The aggregate number of Shares
                                                  offered in the offering may
                                                  increase prior to the
                                                  consummation of the offering.

No Sales Load..................................   The Shares will be sold in the
                                                  offering without any sales
                                                  load or underwriting discounts
                                                  payable by investors or the
                                                  Fund. DLJIM or an affiliate
                                                  (not the Fund) will pay a
                                                  commission from its own assets
                                                  to the Underwriters in
                                                  connection with sales of the
                                                  Shares in the offering. See
                                                  "Underwriting."

Investment Objectives and Policies.............   The Fund's primary investment
                                                  objective is to seek high
                                                  current income. The Fund may,
                                                  and in certain market
                                                  conditions will, seek to
                                                  maximize return through
                                                  opportunistic investment in
                                                  smaller high yield issues. The
                                                  Fund will also seek capital
                                                  appreciation as a secondary
                                                  objective, to the extent
                                                  consistent with its objective
                                                  of seeking high current
                                                  income. The Fund is designed
                                                  for investors willing to
                                                  assume additional risk in
                                                  return for the potential for
                                                  high current income and
                                                  capital appreciation. The Fund
                                                  is not intended to be a
                                                  complete investment program
                                                  and there can be no assurance
                                                  that the Fund will achieve its
                                                  objectives.

                                                  Under normal market
                                                  conditions, the Fund will
                                                  invest at least 65% of its
                                                  total assets in fixed income
                                                  securities of U.S. issuers
                                                  rated below investment grade
                                                  quality (lower than Baa by
                                                  Moody's Investors Service,
                                                  Inc. ("Moody's") or lower than
                                                  BBB by Standard & Poor's
                                                  Ratings Group ("S&P") or
                                                  comparably rated by another
                                                  nationally recognized rating
                                                  agency) or in unrated income
                                                  securities that DLJIM
                                                  determines to be of comparable
                                                  quality. Lower grade income
                                                  securities are commonly known
                                                  as "junk bonds." As a
                                                  component of the Fund's
                                                  investment in "junk bonds,"
                                                  the Fund may also invest up

                                                  to 20% of its total assets in
                                                  securities of issuers that are
                                                  the subject of bankruptcy
                                                  proceedings or in securities
                                                  otherwise in default or in
                                                  significant risk of being in
                                                  default ("Distressed Securi
                                                  ties"). However, the Fund does
                                                  not intend initially to invest
                                                  in any Distressed Securities.
                                                  The Fund may invest up to 30%
                                                  of its total assets in
                                                  securities of issuers
                                                  domiciled outside the United
                                                  States or that are denominated
                                                  in various foreign currencies
                                                  or multinational currency
                                                  units. The Fund may engage in
                                                  various portfolio strategies
                                                  to seek to enhance income and
                                                  hedge its portfolio against
                                                  investment, interest rate and
                                                  foreign exchange risks,
                                                  including the use of leverage
                                                  and the use of derivative
                                                  financial instruments. There
                                                  can be no assurance that the
                                                  Fund's strategies will be
                                                  successful. The Fund is
                                                  designed for investors willing
                                                  to assume additional risk in
                                                  return primarily for the
                                                  potential for high current
                                                  income and secondarily capital
                                                  appreciation. An investment in
                                                  the Fund may be speculative in
                                                  that it involves a high degree
                                                  of risk.

                                                  At times, the Fund expects to
                                                  utilize leverage through
                                                  borrowings, including the
                                                  issuance of debt securities,
                                                  or the issuance of preferred
                                                  shares or through other
                                                  transactions, such as reverse
                                                  repurchase agreements, which
                                                  have the effect of leverage.
                                                  The Fund intends to utilize
                                                  leverage in an initial amount
                                                  equal to approximately 20% of
                                                  its total assets, but it may
                                                  use leverage up to 331/3% of
                                                  its total assets (50% if in
                                                  the form of preferred shares)
                                                  (in each case including the
                                                  amount obtained through
                                                  leverage). The Fund generally
                                                  will not utilize leverage if
                                                  it anticipates that the Fund's
                                                  leveraged capital structure
                                                  would result in a lower return
                                                  to holders of Shares (the
                                                  "Shareholders") than that
                                                  obtainable over time with an
                                                  unleveraged capital structure.
                                                  Use of leverage creates an
                                                  opportunity for increased
                                                  income and capital
                                                  appreciation for the
                                                  Shareholders but, at the same
                                                  time, creates special risks,
                                                  and there can be no assurance
                                                  that a leveraging strategy
                                                  will be successful during any
                                                  period in which it is
                                                  employed. See "Risk Factors
                                                  and Special Considerations
                                                  --Leverage."

                                                  In selecting investments for
                                                  the Fund's portfolio, DLJIM
                                                  will seek to identify issuers
                                                  and industries that DLJIM
                                                  believes are likely to
                                                  experience stable or improving
                                                  financial conditions. DLJIM
                                                  believes that this strategy
                                                  should enhance the Fund's
                                                  ability to earn high current
                                                  income while also providing
                                                  opportunities for capital
                                                  appreciation. DLJIM's analysis
                                                  may include consideration of
                                                  general industry trends, the
                                                  issuer's managerial strength,
                                                  market position, financial
                                                  condition, debt maturity
                                                  schedules and liquidity. DLJIM
                                                  may also consider relative
                                                  values based on cash flow,
                                                  interest or dividend coverage,
                                                  asset coverage and earnings
                                                  prospects. Initially, DLJIM
                                                  will tend to make investments
                                                  in larger, more liquid high
                                                  yield issues because of the
                                                  need to be fully invested soon
                                                  after issuance of Shares to
                                                  maximize current income.
                                                  However, DLJIM believes that
                                                  focusing on smaller, less
                                                  liquid high yield issues over
                                                  the long term may offer a
                                                  return premium that can be
                                                  captured through a
                                                  research-intensive investment
                                                  process. Smaller high yield

                                                  issues are defined as those of
                                                  companies whose total
                                                  outstanding high yield debt is
                                                  less than $100 million. DLJIM
                                                  may instead focus on larger
                                                  high yield issues if market
                                                  conditions warrant. There can
                                                  be no assurances that this
                                                  strategy will be successful.

                                                  The Fund will seek its
                                                  secondary objective of capital
                                                  appreciation by investing in
                                                  securities that DLJIM expects
                                                  may appreciate in value as a
                                                  result of favorable
                                                  developments affecting the
                                                  business or prospects of the
                                                  issuer, which may improve the
                                                  issuer's financial condition
                                                  and credit rating, or as a
                                                  result of declines in
                                                  long-term interest rates.

                                                  The Fund may implement various
                                                  temporary "defensive"
                                                  strategies at times when DLJIM
                                                  determines that conditions in
                                                  the markets make pursuing the
                                                  Fund's basic investment
                                                  strategy inconsistent with the
                                                  best interests of
                                                  Shareholders. These strategies
                                                  may include investing less
                                                  than 65% of its total assets
                                                  in lower grade income
                                                  securities by investing in
                                                  higher quality debt and/or
                                                  money market instruments. See
                                                  "Investment Objectives and
                                                  Policies."

Investment Manager.............................   DLJIM is the Fund's investment
                                                  manager and is responsible for
                                                  the management of the Fund's
                                                  investment portfolio,
                                                  including determining the
                                                  composition of the Fund's
                                                  portfolio, placing all orders
                                                  for the purchase and sale of
                                                  securities and for other
                                                  transactions, and overseeing
                                                  the settlement of the Fund's
                                                  securities and other portfolio
                                                  transactions. For these
                                                  investment management
                                                  services, the Fund will pay
                                                  DLJIM a monthly fee (the
                                                  "Management Fee") in arrears
                                                  at an annual rate equal to 1%
                                                  of the average weekly value of
                                                  the Fund's total assets minus
                                                  the sum of accrued liabilities
                                                  (other than the aggregate
                                                  indebtedness constituting
                                                  leverage) (the "Managed
                                                  Assets"). During periods in
                                                  which the Fund is utilizing
                                                  leverage, the Management Fee
                                                  will be higher than if the
                                                  Fund did not utilize a
                                                  leveraged capital structure
                                                  because the fee is calculated
                                                  as a percentage of the Managed
                                                  Assets including those
                                                  purchased with leverage. DLJIM
                                                  also provides investment
                                                  management services primarily
                                                  to other investment companies
                                                  and institutional and
                                                  corporate clients. As of May
                                                  31, 1998, aggregate assets
                                                  under the management of DLJIM
                                                  exceeded $5 billion. As of May
                                                  31, 1998, Donaldson, Lufkin &
                                                  Jenrette Asset Management
                                                  Group ("DLJAM"), which
                                                  includes DLJIM, managed assets
                                                  of approximately $16 billion.
                                                  DLJIM is a wholly-owned
                                                  subsidiary of DLJ.

Administrator..................................   The Fund's administrator is
                                                  First Data Investor Services
                                                  Group, Inc. ("First Data").
                                                  First Data is responsible for
                                                  providing various services to
                                                  the Fund, including, among
                                                  other things, overseeing the
                                                  provision to the Fund of
                                                  accounting services, preparing
                                                  or assisting in preparing
                                                  materials for Shareholders and
                                                  regulatory agencies and any
                                                  other Shareholder servicing
                                                  activities. For these
                                                  administration services, the
                                                  Fund will pay First Data a fee
                                                  (the "Administration Fee") at
                                                  the annual rate of $50,000 per
                                                  year. First Data provides
                                                  administration services to
                                                  other investment companies.

Listing........................................   Prior to this offering, there
                                                  has been no market for the
                                                  Shares. The Shares have been
                                                  approved for listing on the
                                                  New York Stock Exchange under
                                                  the symbol "DHY," subject to
                                                  official notice of issuance.

Dividends and Other Distributions..............   The Fund intends to distribute
                                                  monthly dividends consisting
                                                  of substantially all of its
                                                  net investment income to
                                                  Shareholders. The initial
                                                  distribution to Shareholders
                                                  is expected to be paid
                                                  approximately 60 days after
                                                  the completion of the offering
                                                  of the Shares. All net
                                                  realized capital gains, if
                                                  any, are expected to be
                                                  distributed to the
                                                  Shareholders at least
                                                  annually. See "Dividends and
                                                  Other Distributions."

Automatic Dividend
   Reinvestment Plan...........................   The Fund has established an
                                                  Automatic Dividend
                                                  Reinvestment Plan (the
                                                  "Plan"). Under the Plan, all
                                                  dividend and capital gain
                                                  distributions will be
                                                  automatically reinvested in
                                                  additional Shares of the Fund
                                                  either purchased in the open
                                                  market, or issued by the Fund
                                                  if the Shares are trading at
                                                  or above their net asset
                                                  value, unless in either case
                                                  the Shareholder elects to
                                                  receive cash. A Shareholder
                                                  who intends to hold Shares
                                                  through a broker or nominee
                                                  should contact its broker or
                                                  nominee to determine whether
                                                  or how they may participate in
                                                  the Plan. See "Automatic
                                                  Dividend Reinvestment Plan."

Taxes .........................................   The Fund intends to elect to
                                                  be, and to qualify as, a
                                                  regulated investment company
                                                  for U.S. federal income tax
                                                  purposes. For each taxable
                                                  year the Fund so qualifies,
                                                  the Fund (but not
                                                  Shareholders) will be relieved
                                                  of U.S. federal income tax on
                                                  the portion of its investment
                                                  company taxable income and net
                                                  capital gain that it
                                                  distributes to Shareholders.
                                                  See "Taxes."

 Share Repurchases and Tender
   Offers; Conversion to an Open-End
     Investment Company........................   In recognition of the
                                                  possibility that the Shares
                                                  might trade at a discount to
                                                  net asset value and that any
                                                  such discount may not be in
                                                  the interest of Shareholders,
                                                  the Fund's Board of Trustees
                                                  (the "Board" or the
                                                  "Trustees"), in consultation
                                                  with DLJIM, from time to time
                                                  may consider the possibility
                                                  of making open market
                                                  repurchases or tender offers
                                                  for Shares at net asset value.
                                                  There can be no assurance that
                                                  the Board will consider or
                                                  decide to undertake either of
                                                  these actions or that, if
                                                  undertaken, such actions would
                                                  result in the Shares trading
                                                  at a price equal to or close
                                                  to net asset value per Share.
                                                  The Board from time to time
                                                  also may consider the
                                                  conversion of the Fund to an
                                                  open-end investment company.
                                                  Such conversion would require
                                                  the affirmative consent of
                                                  two-thirds of each class of
                                                  Shares outstanding at that
                                                  time (or a majority of each
                                                  class if two-thirds of the
                                                  Board vote in favor of such
                                                  conversion). See "Conversion
                                                  to Open-End Fund."

 Custodian and Transfer and
  Dividend Disbursing Agent....................   Citibank, N.A. will act as
                                                  custodian for the Fund and may
                                                  employ sub-custodians outside
                                                  the U.S. approved by the
                                                  Custodian of the Fund in
                                                  accordance with regulations of
                                                  the Securities and Exchange
                                                  Commission ("SEC"). First Data
                                                  will act as the Fund's
                                                  Transfer and Dividend
                                                  Disbursing Agent.

Risk Factors and Special
   Considerations..............................   Investors are advised to
                                                  consider carefully the special
                                                  risks involved in investing in
                                                  the Fund.

                                                  General. The Fund is a newly
                                                  organized, non-diversified,
                                                  closed-end management
                                                  investment company and has no
                                                  operating history. Shares of
                                                  closed-end management
                                                  investment companies
                                                  frequently trade at a discount
                                                  from their net asset value.
                                                  The Shares are designed
                                                  primarily for long-term
                                                  investors and should not be
                                                  considered a vehicle for
                                                  trading purposes. The net
                                                  asset value of the Shares will
                                                  fluctuate with interest rate
                                                  changes as well as with price
                                                  changes of the Fund's
                                                  portfolio securities and these
                                                  fluctuations are likely to be
                                                  greater during periods in
                                                  which the Fund utilizes a
                                                  leveraged capital structure.
                                                  See "Other Investment
                                                  Practices -- Leverage."

                                                  Lower Grade Securities. Lower
                                                  grade securities are regarded
                                                  as being predominantly
                                                  speculative as to the issuer's
                                                  ability to make payments of
                                                  principal and interest.
                                                  Investment in such securities
                                                  involves substantial risk.
                                                  Lower grade securities are
                                                  commonly referred to as "junk
                                                  bonds." Issuers of lower grade
                                                  securities may be highly
                                                  leveraged and may not have
                                                  available to them more
                                                  traditional methods of
                                                  financing. Therefore, the
                                                  risks associated with
                                                  acquiring the securities of
                                                  such issuers generally are
                                                  greater than is the case with
                                                  higher-rated securities. For
                                                  example, during an economic
                                                  downturn or a sustained period
                                                  of rising interest rates,
                                                  issuers of lower grade


                                                  securities may be more likely
                                                  to experience financial
                                                  stress, especially if such
                                                  issuers are highly leveraged.
                                                  During periods of economic
                                                  downturn, such issuers may not
                                                  have sufficient revenues to
                                                  meet their interest payment
                                                  obligations. The issuer's
                                                  ability to service its debt
                                                  obligations also may be
                                                  adversely affected by specific
                                                  issuer developments, the
                                                  issuer's inability to meet
                                                  specific projected business
                                                  forecasts or the
                                                  unavailability of additional
                                                  financing. Therefore, there
                                                  can be no assurance that in
                                                  the future there will not
                                                  exist a higher default rate
                                                  relative to the rates
                                                  currently existing in the
                                                  market for lower grade
                                                  securities. The risk of loss
                                                  due to default by the issuer
                                                  is significantly greater for
                                                  the holders of lower grade
                                                  securities because such
                                                  securities may be unsecured
                                                  and may be subordinate to
                                                  other securities of the
                                                  issuer. Other than with
                                                  respect to Distressed
                                                  Securities, discussed below,
                                                  the lower grade securities in
                                                  which the Fund may invest do
                                                  not include instruments which,
                                                  at the time of investment,
                                                  are in default or the issuers
                                                  of which are in bankruptcy.
                                                  However, there can be no
                                                  assurance that such events
                                                  will not occur after the Fund
                                                  purchases a particular
                                                  security, in which case the
                                                  Fund may experience losses and
                                                  incur costs.

                                                  Lower grade securities
                                                  frequently have call or
                                                  redemption features that would
                                                  permit an issuer to repurchase
                                                  the security from the Fund. If
                                                  a call were exercised by the
                                                  issuer during a period of
                                                  declining interest rates, the
                                                  Fund is likely to have to
                                                  replace such security with a
                                                  lower yielding security, thus
                                                  decreasing the net investment
                                                  income to the Fund and
                                                  dividends to Shareholders.
                                                  Lower grade securities have
                                                  been in the past, and may
                                                  again in the future be, more
                                                  volatile than higher-rated
                                                  fixed-income securities, so
                                                  that adverse economic events
                                                  may have a greater impact on
                                                  the prices of lower grade
                                                  securities than on
                                                  higher-rated fixed-income
                                                  securities. Factors adversely
                                                  affecting the market value of
                                                  such securities are likely to
                                                  affect adversely the Fund's
                                                  net asset value. Recently,
                                                  demand for lower grade
                                                  securities has increased
                                                  significantly and the
                                                  difference between the yields
                                                  paid by lower grade securities
                                                  and investment grade bonds
                                                  (i.e., the "spread") has
                                                  narrowed. To the extent this
                                                  differential increases, the
                                                  value of lower grade
                                                  securities in the Fund's
                                                  portfolio could be adversely
                                                  affected.

                                                  Like higher-rated fixed-income
                                                  securities, lower grade
                                                  securities generally are
                                                  purchased and sold through
                                                  dealers who make a market in
                                                  such securities for their own
                                                  accounts. However, there are
                                                  fewer dealers in the lower
                                                  grade securities market, which
                                                  market may be less liquid than
                                                  the market for higher-rated
                                                  fixed-income securities, even
                                                  under normal economic
                                                  conditions. Also, there may be
                                                  significant disparities in the
                                                  prices quoted for lower grade
                                                  securities by various dealers.
                                                  As a result, during periods of
                                                  high demand in the lower grade
                                                  securities market, it may be
                                                  difficult to acquire lower
                                                  grade securities appropriate
                                                  for investment by the Fund.
                                                  Adverse economic conditions
                                                  and investor perceptions
                                                  thereof (whether or not based
                                                  on economic reality) may
                                                  impair liquidity in the lower
                                                  grade securities market and
                                                  may cause the prices the Fund
                                                  receives for its lower grade
                                                  securities to be reduced. In
                                                  addition, the Fund may
                                                  experience difficulty in

                                                  liquidating a portion of its
                                                  portfolio when necessary to
                                                  meet the Fund's liquidity
                                                  needs or in response to a
                                                  specific economic event such
                                                  as deterioration in the
                                                  creditworthiness of the
                                                  issuers. Under such
                                                  conditions, judgment may play
                                                  a greater role in valuing
                                                  certain of the Fund's
                                                  portfolio instruments than in
                                                  the case of instruments
                                                  trading in a more liquid
                                                  market. In addition, the Fund
                                                  may incur additional expense
                                                  to the extent that it is
                                                  required to seek recovery upon
                                                  a default on a portfolio
                                                  holding or to participate in
                                                  the restructuring of the
                                                  obligation. See "Investment
                                                  Objectives and Policies."

                                                  Distressed Securities. As a
                                                  component of the Fund's
                                                  investment in "junk bonds,"
                                                  the Fund may invest up to 20%
                                                  of its total assets in
                                                  Distressed Securities. Such
                                                  securities are the subject of
                                                  bankruptcy proceedings or
                                                  otherwise in default as to the
                                                  repayment of principal and/or
                                                  payment of interest at the
                                                  time of acquisition by the
                                                  Fund or are rated in the lower
                                                  rating categories (Ca or lower
                                                  by Moody's and CC or lower by
                                                  S&P) or which, if unrated, are
                                                  in the judgment of DLJIM of
                                                  equivalent quality. Investment
                                                  in Distressed Securities is
                                                  speculative and involves
                                                  significant risk. Distressed
                                                  Securities frequently do not
                                                  produce income while they are
                                                  outstanding and may require
                                                  the Fund to bear certain
                                                  extraordinary expenses in
                                                  order to protect and recover
                                                  its investment. Therefore, to
                                                  the extent the Fund pursues
                                                  its secondary objective of
                                                  capital appreciation through
                                                  investment in Distressed
                                                  Securities, the Fund's ability
                                                  to achieve current income for
                                                  Shareholders may be
                                                  diminished. See "Investment
                                                  Objectives and Policies."

                                                  Smaller Companies in General.
                                                  The Fund may invest in smaller
                                                  high yield issues which are
                                                  those of companies whose total
                                                  outstanding high yield debt is
                                                  less than $100 million. Such
                                                  smaller high yield issues may
                                                  be issued by any company but
                                                  are often issued by smaller
                                                  companies. In addition to the
                                                  general risks of such
                                                  securities, those issued by
                                                  smaller companies often have
                                                  higher market risks associated
                                                  with them. They may have
                                                  limited product lines,
                                                  markets, market share and
                                                  financial resources, or they
                                                  may be dependent on a small or
                                                  inexperienced management team.
                                                  In addition, their securities
                                                  may be less liquid, have more
                                                  limited volume and be subject
                                                  to greater and more abrupt
                                                  price swings than securities
                                                  of larger companies.

                                                  Leverage. The use of leverage
                                                  by the Fund creates an
                                                  opportunity for increased net
                                                  income and capital
                                                  appreciation for the Shares,
                                                  but, at the same time, creates
                                                  special risks. There can be no
                                                  assurance that a leveraging
                                                  strategy will be successful
                                                  during any period in which it
                                                  is employed. The Fund intends
                                                  to utilize leverage to provide
                                                  the Shareholders with a
                                                  potentially higher return.
                                                  Leverage creates risks for
                                                  Shareholders including the
                                                  likelihood of greater
                                                  volatility of net asset value
                                                  and market price of the Shares
                                                  and the risk that fluctuations
                                                  in interest rates on
                                                  borrowings and debt or in the
                                                  dividend rates on any
                                                  preferred shares may affect
                                                  the return to the
                                                  Shareholders. To the extent
                                                  the income or capital
                                                  appreciation derived from
                                                  securities purchased with
                                                  funds received from leverage
                                                  exceeds the cost of

                                                  leverage, the Fund's return
                                                  will be greater than if
                                                  leverage had not been used.
                                                  Conversely, if the income or
                                                  capital appreciation from the
                                                  securities purchased with such
                                                  funds is not sufficient to
                                                  cover the cost of leverage,
                                                  the return to the Fund will be
                                                  less than if leverage had not
                                                  been used, and therefore the
                                                  amount available for
                                                  distribution to Shareholders
                                                  as dividends and other
                                                  distributions will be reduced.
                                                  In the latter case, DLJIM in
                                                  its best judgment may
                                                  nevertheless determine to
                                                  maintain the Fund's leveraged
                                                  position if it deems such
                                                  action to be appropriate under
                                                  the circumstances. During
                                                  periods in which the Fund is
                                                  utilizing leverage, the
                                                  Management Fee will be higher
                                                  than if the Fund did not
                                                  utilize a leveraged capital
                                                  structure. Certain types of
                                                  borrowings by the Fund may
                                                  result in the Fund being
                                                  subject to covenants in credit
                                                  agreements, including those
                                                  relating to asset coverage and
                                                  portfolio composition
                                                  requirements. The Fund may be
                                                  subject to certain
                                                  restrictions on investments
                                                  imposed by guidelines of one
                                                  or more Rating Agencies, which
                                                  may issue ratings for the debt
                                                  securities or preferred shares
                                                  issued by the Fund. These
                                                  guidelines may impose asset
                                                  coverage or portfolio
                                                  composition requirements that
                                                  are more stringent than those
                                                  imposed by the Investment
                                                  Company Act of 1940, as
                                                  amended (the "Investment
                                                  Company Act"). It is not
                                                  anticipated that these
                                                  covenants or guidelines will
                                                  impede DLJIM in managing the
                                                  Fund's portfolio in accordance
                                                  with the Fund's investment
                                                  objectives and policies.
                                                  Subject to applicable
                                                  regulatory requirements, the
                                                  Fund at times may borrow from
                                                  affiliates of DLJIM, provided
                                                  that the terms of such
                                                  borrowings are no less
                                                  favorable than those available
                                                  from comparable sources of
                                                  funds in the marketplace. See
                                                  "Other Investment Policies --
                                                  Leverage."

                                                  Foreign Securities. The Fund
                                                  may invest up to 30% of its
                                                  total assets in securities of
                                                  issuers domiciled outside of
                                                  the United States or that are
                                                  denominated in various foreign
                                                  currencies or multinational
                                                  foreign currency units.
                                                  Investing in securities of
                                                  foreign entities and
                                                  securities denominated in
                                                  foreign currencies involves
                                                  certain risks not involved in
                                                  domestic investments,
                                                  including, but not limited to,
                                                  fluctuations in foreign
                                                  exchange rates, future foreign
                                                  political and economic
                                                  developments, different legal
                                                  and accounting systems and the
                                                  possible imposition of
                                                  exchange controls or other
                                                  foreign governmental laws or
                                                  restrictions. Securities
                                                  prices in different countries
                                                  are subject to different
                                                  economic, financial, political
                                                  and social factors. Since the
                                                  Fund may invest in securities
                                                  denominated or quoted in
                                                  currencies other than the U.S.
                                                  dollar, changes in foreign
                                                  currency exchange rates may
                                                  affect the value of securities
                                                  in the Fund and the unrealized
                                                  appreciation or depreciation
                                                  of investments. Currencies of
                                                  certain countries may be
                                                  volatile and therefore may
                                                  affect the value of securities
                                                  denominated in such
                                                  currencies. The Fund may
                                                  engage in certain transactions
                                                  to hedge the currency-related
                                                  risks of investing in non-U.S.
                                                  dollar denominated securities.
                                                  See "Other Investment
                                                  Practices." In addition, with
                                                  respect to certain foreign
                                                  countries, there is the
                                                  possibility of expropriation
                                                  of assets, confiscatory
                                                  taxation, difficulty in
                                                  obtaining or enforcing a court
                                                  judgment, economic, political
                                                  or social instability or
                                                  diplomatic developments that
                                                  could


                                                  affect investments in those
                                                  countries. Moreover,
                                                  individual foreign economies
                                                  may differ favorably or
                                                  unfavorably from the U.S.
                                                  economy in such respects as
                                                  growth of gross domestic
                                                  product, rates of inflation,
                                                  capital reinvestment,
                                                  resources, self-sufficiency
                                                  and balance of payments
                                                  position. Certain foreign
                                                  investments also may be
                                                  subject to foreign withholding
                                                  taxes. These risks often are
                                                  heightened for investments in
                                                  smaller, emerging capital
                                                  markets. See "Investment
                                                  Objectives and Policies."

                                                  As a result of these potential
                                                  risks, DLJIM may determine
                                                  that, notwithstanding
                                                  otherwise favorable investment
                                                  criteria, it may not be
                                                  practicable or appropriate to
                                                  invest in a particular
                                                  country. The Fund may invest
                                                  in countries in which foreign
                                                  investors, including DLJIM,
                                                  have had no or limited prior
                                                  experience.

                                                  Other Investment Management
                                                  Techniques. The Fund may use
                                                  various other investment
                                                  management techniques that
                                                  also involve special
                                                  considerations, including
                                                  engaging in interest rate
                                                  transactions, utilization of
                                                  options and futures
                                                  transactions, making forward
                                                  commitments and lending its
                                                  portfolio securities. For
                                                  further discussion of these
                                                  and other practices and the
                                                  associated risks and special
                                                  considerations, see "Other
                                                  Investment Policies."

                                                  Illiquid Securities. The Fund
                                                  may invest in securities for
                                                  which no readily available
                                                  market exists or which are
                                                  otherwise illiquid. The Fund
                                                  may not be able readily to
                                                  dispose of such securities at
                                                  prices that approximate those
                                                  at which the Fund could sell
                                                  such securities if they were
                                                  more widely traded and, as a
                                                  result of such illiquidity,
                                                  the Fund may have to sell
                                                  other investments or engage in
                                                  borrowing transactions if
                                                  necessary to raise cash to
                                                  meet its obligations. Illiquid
                                                  securities generally trade at
                                                  a discount.

                                                  Non-Diversified Status. The
                                                  Fund is classified as a
                                                  "non-diversified" management
                                                  investment company under the
                                                  Investment Company Act, which
                                                  means that the Fund may invest
                                                  a greater portion of its
                                                  assets in a limited number of
                                                  issuers than would be the case
                                                  if the Fund were classified as
                                                  a "diversified" management
                                                  investment company.
                                                  Accordingly, the Fund may be
                                                  subject to greater risk with
                                                  respect to its portfolio
                                                  securities than a management
                                                  investment company that is
                                                  "diversified" because changes
                                                  in the financial condition or
                                                  market assessment of a single
                                                  issuer may cause greater
                                                  fluctuations in the net asset
                                                  value of the Shares.

                                                  Market Price, Discount and Net
                                                  Asset Value of Shares. Shares
                                                  of closed-end management
                                                  investment companies in the
                                                  past frequently have traded at
                                                  a discount to their net asset
                                                  values. Whether investors will
                                                  realize gains or losses upon
                                                  the sale of Shares will not
                                                  depend directly upon the
                                                  Fund's net asset value, but
                                                  will depend upon the market
                                                  price of the Shares at the

                                                  time of sale. Since the market
                                                  price of the Shares will be
                                                  determined by such factors as
                                                  relative demand for and supply
                                                  of the Shares in the market,
                                                  general market and economic
                                                  conditions and other factors
                                                  beyond the control of the
                                                  Fund, the Fund cannot predict
                                                  whether the Shares will trade
                                                  at, below or above net asset
                                                  value or at, below or above
                                                  the initial offering price.
                                                  The Shares are designed
                                                  primarily for long-term
                                                  investors, and investors in
                                                  the Shares should not view the
                                                  Fund as a vehicle for trading
                                                  purposes. See "Risk Factors
                                                  and Special Considerations"
                                                  and "Description of Shares."

                                                  Anti-Takeover Provisions. The
                                                  Fund's Agreement and
                                                  Declaration of Trust (the
                                                  "Declaration of Trust")
                                                  contains provisions limiting
                                                  (i) the ability of other
                                                  entities or persons to acquire
                                                  control of the Fund, (ii) the
                                                  Fund's freedom to engage in
                                                  certain transactions, and
                                                  (iii) the ability of the Board
                                                  or Shareholders to amend the
                                                  Declaration of Trust. These
                                                  provisions of the Declaration
                                                  of Trust may be regarded as
                                                  "anti-takeover" provisions.
                                                  These provisions could have
                                                  the effect of depriving the
                                                  Shareholders of opportunities
                                                  to sell their Shares at a
                                                  premium over prevailing market
                                                  prices by discouraging a third
                                                  party from seeking to obtain
                                                  control of the Fund in a
                                                  tender offer or similar
                                                  transaction. See "Investment
                                                  Objectives and Policies,"
                                                  "Risk Factors and Special
                                                  Considerations" and
                                                  "Description of Shares."

                                    FEE TABLE

         The following tables are intended to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly.


Shareholder Transaction Expenses
Sales  Load (as a percentage of offering price) ......................    None
Automatic Dividend Reinvestment Plan Fees ............................    None

Annual Expenses (as a percentage of net assets attributable to
  Shares)(1)
Investment Management Fee ............................................     1.00%
Administration Fee....................................................      .02
Interest Payments on Borrowed Funds ..................................    None
Other Expenses .......................................................      .17
                                                                          ------
Total Annual Expenses ................................................     1.19%
                                                                          ======

(1) See "Management of the Fund" for additional information. In the event the Fund utilizes leverage by borrowing an amount equal to approximately 20% of the Fund's total assets (including the amount obtained from the leverage), it is estimated that, as a percentage of net assets attributable to the Shares, the Management Fee would be 1.25%. The Administration Fee would remain .02%. Interest Payments on Borrowed Funds (assuming an interest rate of 6%) would be 1.50%. Other Expenses would remain .17% and Total Annual Expenses would be 2.94%. "Other Expenses" have been estimated. The Fund may utilize leverage up to 331/3 of the Fund's total assets (including the amount obtained from leverage) depending on economic conditions. (See "Risk Factors and Special Considerations -- Leverage" and "Other Investment Policies -- Leverage.")


Example


         The following Example illustrates the projected dollar amount of cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon payment by the Fund of expenses at the levels set forth in the above table.

   An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming (i) total annual expenses of 1.19% (assuming no leverage) and 2.94% (assuming leverage of 20% of the Fund's total assets) and (ii) a 5% annual return throughout the periods and reinvestment of all dividends and other distributions at net asset value:

                                                       1 Year        3 Years          5 Years       10 Years
                                                       ------        -------          -------       --------
   Assuming No Leverage..........................      $12            $38               $65           $144
   Assuming  20% Leverage........................      $30            $91              $155           $326

          The above tables and the assumption in the Example of a 5% annual return and reinvestment at net asset value are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares. Actual expenses and annual rates of return may be more or less than those assumed for purposes of the Example. In addition, although the Example assumes reinvestment of all dividends and other distributions at net asset value, participants in the Fund's Automatic Dividend Reinvestment Plan may receive Shares obtained by the Plan Agent at or based on the market price in effect at that time, which may be at, above or below net asset value.

         This Example should not be considered a representation of future expenses, and the Fund's actual expenses may be more or less than those shown.

                                    THE FUND


         DLJ High Yield Bond Fund is registered under the Investment Company Act as a non-diversified, closed-end management investment company. The Fund was organized as an unincorporated business trust under the laws of the State of Delaware on April 24, 1998 and has no operating history. The Fund's principal office is located at 277 Park Avenue, New York, New York 10172, and its telephone number is 1- 877-805-9793. DLJIM is the Fund's investment manager.


         The Fund has been organized as a closed-end management investment company. Closed-end management investment companies differ from open-end investment companies (commonly referred to as mutual funds) in that closed-end management investment companies do not redeem their securities at the option of the shareholder, whereas mutual funds issue securities redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested. To facilitate redemption obligations, mutual funds are subject to more stringent regulatory limitations on certain investments, such as investments in illiquid securities, than are closed-end funds. However, shares of closed-end companies frequently trade at a discount from net asset value.


         DLJIM believes that its affiliation with DLJ will enable the Fund to benefit from DLJ's market leadership in high yield securities. During the period from 1993 through 1997, DLJ was the leading high yield lead-underwriter (measured by dollar volume) with approximately $37.9 billion of securities offered. DLJ's average monthly trading volume in high yield securities exceeds $5 billion, and DLJ's traders average over ten years of experience. DLJ's high yield underwriting and trading position is supported by an award-winning research group, which will be made available to DLJIM.


                                 USE OF PROCEEDS

         The proceeds of this initial public offering are estimated at $ ($ if the Underwriters' overallotment option is exercised in full) before payment of organizational and offering expenses (estimated at $ and $ , respectively). The proceeds will be invested in accordance with the Fund's investment objectives and policies during a period not to exceed six months from the closing of the initial public offering. Pending such investment, the proceeds may be invested in U.S. dollar-denominated, high quality, short-term instruments. A portion of the Fund's organizational and offering expenses has been advanced by DLJIM and will be repaid by the Fund upon completion of the initial public offering. DLJIM or its affiliates (not the Fund) from its own assets will pay a commission to the Underwriters in connection with sales of Shares in this offering. See "Underwriting."

                       INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives


         The Fund's primary investment objective is to seek high current income. The Fund may seek to maximize return through opportunistic investment in smaller high yield issues. The Fund will also seek capital appreciation as a secondary objective to the extent consistent with its objective of seeking high current income. The Fund is designed for investors willing to assume additional risk in return primarily for the potential for high current income and secondarily capital appreciation. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its objectives.

Investment Policies


         Under normal market conditions, the Fund will invest at least 65% of its total assets in fixed income securities of U.S. issuers rated below investment grade quality (lower than Baa by Moody's or lower than BBB by S&P or comparably rated by another nationally recognized rating agency) or in unrated income securities that DLJIM determines to be of comparable quality. Lower grade income securities are commonly known as "junk bonds." As a component of the Fund's investment in "junk bonds," the Fund may also invest up to 20% of its total assets in Distressed Securities. The Fund may invest up to 30% of its total assets in securities of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational currency units. The Fund may also invest in money market instruments consisting of U.S. Government securities , certificates of deposits, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments and repurchase agreements. Under normal market conditions, the Fund does not expect to have a substantial portion of its assets invested in money market instruments.

         At times, the Fund expects to utilize leverage through borrowings, including the issuance of debt securities, or the issuance of preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of leverage. The Fund intends to utilize leverage in an initial amount equal to approximately 20% of its total assets, but may use leverage up to 33 1/3% of its total assets through borrowing and 50% through the use of preferred shares (in each case including the amount obtained through leverage). The Fund generally will not utilize leverage if it anticipates that the Fund's leveraged capital structure would result in a lower return to Shareholders than that obtainable over time with an unleveraged capital structure. Use of leverage creates an opportunity for increased income and capital appreciation for the Shareholders but also creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Other Investment Practices -- Leverage" and "Risk Factors and Special Considerations -- Leverage."

         The Fund may implement various temporary "defensive" strategies at times when DLJIM determines that conditions in the markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of Shareholders. These strategies may include investing less than 65% of its total assets in lower grade income securities by investing in higher quality debt and/or money market instruments.

         In selecting investments for the Fund's portfolio, DLJIM will seek to identify issuers and industries that DLJIM believes are likely to experience stable or improving financial conditions. DLJIM believes that this strategy should enhance the Fund's ability to earn high current income while also providing opportunities for capital appreciation. DLJIM's analysis may include consideration of general industry trends, the issuer's managerial strength, market position, financial condition, debt maturity schedules and liquidity. DLJIM may also consider relative values based on cash flow, interest or dividend coverage, asset coverage and earnings prospects. Initially, DLJIM will tend to make investments in larger, more liquid high yield issues because of the need to be fully invested soon after issuance of Shares to maximize current income. However, DLJIM believes that focusing on smaller, less liquid high yield issues over the long term may offer a return premium that can be captured through a research-intensive investment process. Smaller high yield issues are defined as those of companies whose total outstanding high yield debt is less than $100 million.

DLJIM may instead focus on larger high yield issues if market conditions warrant. The Fund will seek its secondary objective of capital appreciation by investing in securities that DLJIM expects may appreciate in value as a result of favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating or as a result of declines in long-term interest rates. There can be no assurance the Fund's strategies will be successful.

         Total annual returns for the market for (i) lower-grade income securities, as measured by the DLJ High-Yield Index, (ii) investment-grade income securities, as measured by the ML Corporate Index and (iii) the U.S. Treasury Bill market, as measured by the SB U.S. Three-Month Treasury Bill Index, as well as the default rates on lower grade income securities as measured by the Altman Default Study from 1989 through 1996 and DLJ for 1997 are reflected in the chart below. The DLJ High Yield Index is an unmanaged composite of U.S. dollar-denominated securities rated below BBB by S&P. The ML Corporate Index is an unmanaged index which includes fixed coupon domestic corporate bonds that are rated BBB- or above by S&P or Baa3 or above by Moody's. The Fund will have no direct investment in, nor will its performance be indicative of, these unmanaged indices, nor are these results indicative of the future performance of these indices or of the Fund.

         The market of outstanding lower grade income securities has increased over the years. The outstanding principal amounts of lower grade income securities of U.S. issuers in 1984 was $56.5 billion, in 1989 was $241.8 billion, in 1994 was $282.6 billion and in 1997 was over $460 billion. The statistical information with respect to the principal amounts of outstanding securities is based on information the Fund obtained from DLJ.

         High yield securities historically have been riskier investments than more highly rated bonds, although in recent years high yield securities have produced high absolute returns with lower risk in terms of standard deviation or volatility than equity securities. DLJIM believes that high yield securities offer diversification to fixed-income and equity portfolios and that the returns of high yield securities have a low correlation with other asset classes.

         The table is for illustrative purposes only and the past performance of any security should not be viewed as indicative of the future performance of the Fund or of the anticipated return to Shareholders.

                  RETURNS ON CLASSES OF FIXED INCOME SECURITIES


                                                      SB U.S.
             DLJ High Yield      ML Corporate         3-month
    Year     Index Return            Index         Treasury Bill    Default Rate
    ----     ------------            -----         -------------    ------------
    1989         0.39%               14.12%            8.73%            4.29%
    1990        -6.38                 7.37             8.06            10.14
    1991        43.75                18.24             6.01            10.27
    1992        16.66                 9.12             3.74             3.40
    1993        18.00                12.43             3.09             1.11
    1994        -2.04                -3.34             4.06             1.45
    1995        19.68                21.23             5.81             1.90
    1996        13.03                 3.66             5.28             1.23
    1997        12.21                10.39             5.28             0.84

         The Fund will invest primarily in bonds, debentures, notes and other debt instruments. The Fund's portfolio securities may have fixed or variable rates of interest and may include zero coupon securities, payment-in-kind securities or other deferred payment securities, preferred stock, convertible debt obligations and convertible preferred stock, units consisting of debt or preferred stock with warrants or other equity features, participation interests in, or assignments of, commercial loans, government securities, stripped securities, commercial paper and other short-term debt obligations. The issuers of the Fund's portfolio securities may include domestic and foreign corporations, partnerships, trusts or similar entities, and governmental entities or their political subdivisions, agencies or instrumentalities. The Fund may invest in companies in, or governments of, developing countries. The Fund may invest up to 30% of its total assets in securities of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational foreign currency units. In connection with its investments in corporate debt securities, or restructuring of investments owned by the Fund, the Fund may receive warrants or other non-income producing equity securities. The Fund may retain such securities, including equity shares received upon conversion of convertible securities, until DLJIM determines it is appropriate in light of current market conditions to dispose of such securities.


Portfolio Securities

         Lower Grade Securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in fixed-income securities of U.S. issuers rated below investment grade quality (lower than Baa by Moody's or lower than BBB by S&P or comparably rated by another rating agency) or in unrated fixed-income securities that DLJIM determines to be of comparable quality. Securities rated Ba by Moody's or BB by S&P and lower are considered to have speculative elements, with higher vulnerability to default than corporate securities with higher ratings. See "Appendix A -- Ratings of Corporate Bonds" for additional information concerning rating categories of Moody's and S&P.

         Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.

         Bond prices generally are inversely related to interest rate changes; however, bond price volatility also is inversely related to coupon. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially will have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund's relative Share price volatility.

         Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. The ratings of Moody's, S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, DLJIM also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund's ability to achieve its investment objectives will be more dependent on DLJIM's credit analysis than would be the case when the Fund invests in rated securities.

         The Fund may also invest in zero coupon, pay-in-kind or deferred payment lower grade securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed annually to have received "phantom income." Because the Fund will distribute this "phantom income" to Shareholders, to the extent that Shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional Shares, the Fund will have fewer assets with which to purchase income-producing securities. The Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities are subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.


         Preferred Stock. Preferred stock represents a share of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds but before common stock on its claim on a company's income for dividend payments and on a company's assets should the company's assets be liquidated. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has failed to pay, or is in danger of failing to pay, the dividends on such preferred stock, or may purchase preferred stock that pays a dividend in kind.


         Convertible Securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to shares of common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

         Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         Convertible securities provide for a stable stream of income with generally higher yields than common stock and offer the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. In return, however, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

         Participation Interests. The Fund may invest in corporate obligations denominated in U.S. and foreign currencies that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administer the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." The Fund may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Fund and the corporate borrower (the "Borrower"), together with Agent Banks, are referred to herein as "Intermediate Participants." The Fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund and the Borrower. In such cases, the Fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the Fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.


         Distressed Securities. As a component of the Fund's investment in "junk bonds," the Fund may invest up to 20% of its total assets in Distressed Securities, including participation interests purchased in the secondary market. Investment in Distressed Securities is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues its secondary objective of capital appreciation through investment in Distressed Securities, the Fund's ability to achieve current income for Shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities. See "Risk Factors and Special Considerations."


         Foreign Securities. The Fund may invest up to 30% of its total assets in securities of issuers domiciled outside the United States or that are denominated in various foreign currencies or multinational foreign currency units. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

         Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

         Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

         Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. The Fund may engage in certain transactions to hedge the currency related risks of investing in non-U.S. dollar denominated securities. See "Other Investment Practices."

         Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

         The Fund may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury Bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well. The Fund also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

         U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

         Foreign Government Obligations; Securities of Supranational Entities. The Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by DLJIM to be of comparable quality to the other obligations in which the Fund may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

         Stripped Securities. The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Treasury Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Such stripped securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying securities. A stripped security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of such securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than coupon securities having similar maturities and credit qualities.

         Money Market Instruments. The Fund may invest in the following types of money market instruments.

         Repurchase Agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.

         Bank Obligations. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks.

         Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

         Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

         Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

         Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's or A-1 by S&P, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, or (c) if unrated, determined by DLJIM to be of comparable quality to those rated obligations which may be purchased by the Fund.

         Other Short-Term Corporate Obligations. These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment DLJIM determines that such investment is of comparable quality to those rated obligations which may be purchased by the Fund.

                           OTHER INVESTMENT PRACTICES

         The Fund may utilize other investment practices and portfolio management techniques as set forth below.


         Leverage. At times, the Fund expects to utilize leverage through borrowings or issuance of debt securities or preferred shares. The Fund intends to utilize leverage in an initial amount equal to approximately 20% of its total assets (including the amount obtained from leverage); however, the Fund has the ability to utilize leverage in an amount up to 331/3% of its total assets if borrowing and 50% through the use of preferred shares (in each case including the amount obtained from leverage). The Fund generally will not utilize leverage if it anticipates that the Fund's leveraged capital structure would result in a lower return to Shareholders than that obtainable if the Shares were unleveraged for any significant amount of time.

         Under the Investment Company Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund's total assets (less any liabilities and indebtedness not related to the issuance of senior securities) are at least 300% of the aggregate amount of all senior securities representing such indebtedness (i.e., such indebtedness may not exceed 331/3% of the Fund's total assets). Additionally, under the Investment Company Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the Fund's total assets (less any liabilities and indebtedness not related to the issuance of senior securities) are at least 200% of the aggregate amount of (i) all senior securities representing indebtedness plus (ii) the involuntary liquidation preference of all senior securities representing preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets). The involuntary liquidation preference shall be the amount in which such preferred shares would be entitled upon the involuntary liquidation of the

Fund. In addition, the Fund is not permitted to declare any cash dividend or other distribution on Shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to maintain coverage of any preferred shares of at least 200%.

         The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise may require untimely dispositions of Fund securities. Subject to applicable regulatory requirements, the Fund at times may borrow from affiliates of DLJIM, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

         The concept of leveraging is based on the premise that the cost of the assets to be obtained from leverage will be based on short-term rates which normally will be lower than the return earned by the Fund on its longer term portfolio investments. Since it is anticipated that the total assets of the Fund (including the assets obtained from leverage) will be invested in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the Shareholders should be the beneficiaries of any incremental return. Should the differential between the return on the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced.

         Leverage creates risks for Shareholders including the likelihood of greater volatility of net asset value and market price of the Shares, and the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares may affect the return to the Shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. In the latter case, DLJIM in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. As discussed under "Management of the Fund," the Management Fee paid to DLJIM will be calculated on the basis of the Fund's Managed Assets which includes proceeds from borrowings for leverage and the issuance of preferred shares.

         Capital raised through leverage will be subject to interest costs or dividend payments which may or may not exceed the income and appreciation on the assets purchased. The Fund, among other things, also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of classes of preferred shares involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on Shares or to engage in other activities.


         Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more Rating Agencies which may issue ratings for the corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede DLJIM from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

         The Fund's willingness to borrow money and issue new securities for investment purposes, and the amount the Fund will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on DLJIM's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.


         Assuming the utilization of leverage by borrowings in the amount of approximately 20% of the Fund's total assets, and an annual interest rate of 6% payable on such leverage based on market rates as of the date of this Prospectus, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such interest payments would be 1.5%.

         The following table is designed to illustrate the effect on the return to a Shareholder of the leverage obtained by borrowings in the amount of approximately 20% of the Fund's total assets, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. As the table shows, the leverage generally increases the return to Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of expenses)............................... (10)%    (5)%    0%     5%   10%
Corresponding Share Return .............................................. (14)%    (8)%   (1.5%)  5%   11%

         Until the Fund borrows or issues preferred shares, the Shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. Such leveraging of the Shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in longer-term debt instruments in accordance with the Fund's investment objectives and policies.


         Short-Selling. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.


         Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 10% of the outstanding securities of any class of an issuer.

         The Fund also may make short sales "against the box" in which the Fund enters into a short sale of a security it owns. See "Taxes."

         Until the Fund closes out its short position or replaces the borrowed security, it will: (a) maintain a segregated account, containing permissible liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position.


         Lending Portfolio Securities. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities, which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331/3% of the value of the Fund's total assets, and the SEC currently requires the Fund to receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. According to the SEC, such loans currently must be terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         Generally, the SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash or equivalent collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. If the regulatory requirements pertaining to portfolio securities lending were to change, the Fund would comply with such changes as required.

         Illiquid Securities. The Fund may purchase securities subject to legal or contractual restriction, or that are otherwise illiquid, without limitation. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Board has directed DLJIM to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period. Substantial illiquid positions in the Fund could adversely impact its ability to convert to open-end status.


         Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under "Risk Factors and Special Considerations" and "-- Leverage" since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

         If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

         Derivatives. The Fund may invest in, or use, derivatives ("Derivatives"). These are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include options, futures contracts, forward contracts, securities and swaps. The Fund may invest in, or enter into, Derivatives for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

         Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by purchasing or selling specific securities.

         Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.

         If the Fund invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

         Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, DLJIM will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

         Futures and Options on Futures Transactions--In General. The Fund may enter into futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange or on exchanges located outside the United States, such as the

London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission ("CFTC").

         Engaging in these transactions involves risk of loss to the Fund that could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts and options thereon only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract or option prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract or option prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures or option positions and potentially subjecting the Fund to substantial losses. Successful use of futures and options on futures by the Fund also is subject to the ability of DLJIM to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract or option thereon. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.


         Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate cash or other liquid assets in connection with its futures and options on futures transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

         To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the exercise ("strike") price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put). This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.


         Specific Futures Transactions. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

         The Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price. The Fund may purchase and sell stock index and debt futures contracts. An index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the prices of the securities that comprise it at the opening of trading in such securities on the next business day.

         The Fund may also purchase and sell options on interest rate, currency and index futures. When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the terms of the option. If the Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put).

         Forward Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Fund may also use forward currency contracts to shift the Fund's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Fund owns securities denominated in a foreign currency and DLJIM believes that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Fund may also purchase forward currency contracts to enhance income when DLJIM anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

         The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if DLJIM anticipates that there will be a correlation between the two currencies.

         The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

         Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments). The exchange commitments can involve payments to be made in the same currency or in different currencies. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If DLJIM is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if DLJIM is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

         Credit Derivatives. The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If DLJIM is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if DLJIM is correct in its forecasts, there is a risk that a credit derivative position, may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

         Options--In General. The Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

         A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other liquid assets. A put option written by the Fund is covered when, among other things, cash or liquid assets having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

         There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

         Specific Options Transactions. The Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

         The Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or indices listed on national securities exchanges or traded in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

         The Fund also may purchase cash-settled options on swaps in pursuit of its investment objectives. A cash settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

         Successful use by the Fund of options will be subject to the ability of DLJIM to predict correctly movements in the prices of individual securities, the securities markets generally, foreign currencies, or interest rates. To the extent such predictions are incorrect, the Fund may incur losses.

         Future Developments. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives that are not presently contemplated for use by the Fund or that are not currently available but that may be developed, to the extent such opportunities are both consistent with the Fund's investment objectives and legally permissible for the Fund.

         Forward Commitments; When-Issued Securities. The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will set aside in a segregated account of the Fund permissible liquid assets at least equal at all times to the amount of the commitments.

         Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per Share.


                     RISK FACTORS AND SPECIAL CONSIDERATIONS

         Investors are advised to consider carefully the special risks involved in investing in the Fund.

General


         The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Shares are designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The net asset value of the Shares will fluctuate with interest rate changes as well as with price changes of the Fund's portfolio securities and these fluctuations are likely to be greater in the case of a fund having a leveraged capital structure, as contemplated for the Fund.


Lower Grade Securities

         Lower grade securities are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Lower grade securities are commonly referred to as "junk bonds." Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Other than with respect to Distressed Securities, discussed below, the lower grade securities in which the Fund may invest do not include instruments which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

         Lower grade securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to Shareholders.


         Lower grade securities have been in the past, and may again in the future be, more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of lower grade securities than on higher-rated fixed income securities. Factors adversely affecting the market value of such securities are likely to affect adversely the Fund's net asset value. Recently, demand for lower grade securities has increased significantly and the difference between the yields paid by lower grade securities and investment grade bonds (i.e., the "spread") has narrowed. To the extent this differential increases, the value of lower grade securities in the Fund's portfolio could be adversely affected.


         Like higher-rated fixed-income securities, lower grade securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the lower grade securities market, which market may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for lower grade securities by various dealers. As a result, during periods of high demand in the lower grade securities market, it may be difficult to acquire lower grade securities appropriate for investment by the Fund. Adverse economic conditions and investor perceptions thereof (whether or not based on economic reality) may impair liquidity in the lower grade securities market and may cause the prices the Fund receives for its lower grade securities to be reduced. In addition, the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuers. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio instruments than in the case of instruments trading in a more liquid market. In addition, the Fund may incur additional expense to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

Distressed Securities


          As a component of the Fund's investment in "junk bonds," the Fund may invest up to 20% of its total assets in Distressed Securities. Investment in Distressed Securities is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues its secondary objective of capital appreciation through investment in Distressed Securities, the Fund's ability to achieve current income for Shareholders may be diminished.

Smaller Companies in General

         The Fund may invest in smaller high yield issues which are those of companies whose total outstanding high yield debt is less than $100 million. Such smaller high yield issues may be issued by any company but are often issued by smaller companies. In addition to the general risks of such securities, those issued by smaller companies often have higher market risks associated with them. They may have limited product lines, markets, market share and financial resources, or they may be dependent on a small or inexperienced management team. In addition, their securities may be less liquid, have more limited volumes and be subject to greater and more abrupt price swings than securities of larger companies.


Leverage


         The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Shares, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the Shareholders with a potentially higher return. Leverage creates risks for Shareholders including the likelihood of greater volatility of net asset value and market price of the Shares and the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares may affect the return to the Shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. In the latter case, DLJIM in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is utilizing leverage, the Management Fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Managed Assets including those purchased with leverage. Certain types of borrowings by the Fund may result in the Fund's being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more Rating Agencies, which may issue ratings for the corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede DLJIM in managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. Subject to applicable regulatory requirements, the Fund at times may borrow from affiliates of DLJIM, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.


Foreign Securities

         The Fund may invest up to 30% of its total assets in securities of issuers domiciled outside of the United States or that are denominated in various foreign currencies and multinational foreign currency units. Investing in securities of foreign entities and securities denominated in foreign currencies involves certain risks not involved in domestic investments, including, but not limited to, fluctuations in foreign exchange rates, future foreign political and economic developments, different legal and accounting systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors. Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets.

         As a result of these potential risks, DLJIM may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including DLJIM, have had no or limited prior experience.

Illiquid Securities

         The Fund may invest in securities for which no readily available market exists or are otherwise considered illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

Non-Diversified Status

         The Fund is classified as a "non-diversified" management investment company under the Investment Company Act, which means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a "diversified" management investment company. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a management investment company that is "diversified" because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the net asset value of the Shares.

Market Price, Discount and Net Asset Value of Shares


         Shares of closed-end management investment companies in the past frequently have traded at a discount to their net asset values. Whether investors will realize gains or losses upon the sale of Shares will not depend directly upon the Fund's net asset value, but will depend upon the market price of the Shares at the time of sale. Since the market price of the Shares will be determined by such factors as relative demand for and supply of the Shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Shares will trade at, below or above the net asset value or at, below or above the initial offering price. The Shares are designed primarily for long-term investors, and investors in the Shares should not view the Fund as a vehicle for trading purposes.

Anti-Takeover Provisions


         The Fund's Declaration of Trust contains provisions limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, and (iii) the ability of the Board or Shareholders to amend the Declaration of Trust. These provisions of the Declaration of Trust may be regarded as "anti-takeover" provisions. These provisions could have the effect of depriving the Shareholders of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.


Year 2000 Risks

         Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by DLJIM and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." DLJIM is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

                             INVESTMENT RESTRICTIONS


         In addition to its investment objectives, the Fund has adopted investment restrictions numbered 1 through 6 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting shares. Unless expressly designated as fundamental, all other policies of the Fund may be changed by the Board without Shareholder approval. The percentage restrictions set forth below, as well as those contained elsewhere in this Prospectus, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any other cause other than an action by the Fund will not require the Fund to dispose of portfolio securities or take other action to satisfy the percentage restriction. The Fund may not:


         1. Invest more than 25% of the value of its total assets in the securities of issuers in a single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         2. Invest in commodities or commodity contracts, except that the Fund may purchase and sell commodities to the maximum extent permitted by regulations of the CFTC (or any successor) that would not require registration of the Fund as a commodity pool.

         3. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts. If real estate is delivered as a result of foreclosure, the Fund may hold such property until it can dispose of it in an orderly manner at a reasonable price.

         4. Issue senior securities or borrow money except as permitted by the Investment Company Act.

         5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 331/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.


         6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         7. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

         8. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings or leverage and to the extent necessary related to the purchase of securities on a when-issued or forward commitment basis, the deposit of assets in escrow in connection with writing covered options, and collateral and initial or variation margin or similar arrangements with respect to options, forward contracts, futures contracts, options on futures contracts, swaps, caps, collars, floors and other derivative instruments.

                             MANAGEMENT OF THE FUND


         Investment Manager. DLJIM, located at 277 Park Avenue, New York, New York 10172, was formed in 1996 and serves as the Fund's investment manager. DLJIM is a wholly-owned subsidiary of DLJ. As of May 31, 1998, aggregate assets under the management of DLJIM exceeded $5 billion. As of May 31, 1998, DLJAM, which includes DLJIM, managed or administered assets of approximately $16 billion.

         DLJ, a member of the New York Stock Exchange, is a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette, Inc. ("DLJ, Inc."), a major international supplier of financial services. DLJ, Inc. is an independently operated, indirect subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA-UAP ("AXA"), a member of a large French insurance group. AXA is indirectly controlled by a group of four French mutual insurance companies.

         DLJIM supervises and assists in the overall management of the Fund's affairs under an investment management agreement with the Fund, subject to the authority of the Board in accordance with Delaware law. The Fund's primary portfolio manager is Lars M. Berkman. Mr. Berkman has been employed by DLJIM as Senior Vice President and Director of High Yield Investments since March 1998. Previously, Mr. Berkman spent 19 years at The Prudential Insurance Company of America ("Prudential"), most recently as Managing Director in charge of High Yield in Prudential Investments, the investment management subsidiary of Prudential. In that capacity , Mr. Berkman managed a $4.5 billion high yield mutual fund and supervised the management of seven other high yield portfolios for pension and mutual fund clients. In 1997, the class A shares of the high yield mutual fund managed by Mr. Berkman carried an overall Morningstar rating of 5 stars. Before that, Mr. Berkman worked in various investment management business units at Prudential, primarily involved in leveraged buyout investing.


         In selecting investments for the Fund's portfolio, DLJIM will seek to identify issuers and industries that DLJIM believes are likely to experience stable or improving financial conditions. DLJIM believes that this strategy should enhance the Fund's ability to earn high current income while also providing opportunities for capital appreciation. DLJIM's analysis may include consideration of general industry trends, the issuer's managerial strength, market position, financial condition, debt maturity schedules and liquidity. DLJIM may also consider relative values based on cash flow, interest or dividend coverage, asset coverage and earnings prospects. The Fund will seek its secondary objective of capital appreciation by investing in securities that DLJIM expects may appreciate in value as a result of favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating or as a result of declines in long-term interest rates. There can be no assurance the Fund's strategies will be successful.

         DLJIM and its affiliates may sponsor and advise new investment vehicles with investment objectives, policies and restrictions similar or identical to those of the Fund.


         Management and Administration Agreements. DLJIM provides investment management services pursuant to the Investment Management Agreement (the "Management Agreement") dated July , 1998 with the Fund. As compensation for DLJIM's management services to the Fund, the Fund has agreed to pay DLJIM a Management Fee at the annual rate of 1% of the value of the Managed Assets. During the period in which the Fund is utilizing leverage, the Management Fee payable to DLJIM will be higher than if the Fund did not utilize a leveraged capital structure because the fees are calculated as a percentage of the Managed Assets, including those purchased with leverage. A majority of the Trustees who are not "interested persons" shall monitor and resolve any potential conflict that exists regarding DLJIM and the calculation of its fees as described herein. The Management Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the Investment Company Act) of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not "interested persons" (as defined in the Investment Company Act) of the Fund or DLJIM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Management Agreement, at a meeting held on July , 1998. The Management Agreement was approved by the Fund's initial shareholder on July , 1998. The Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Shares, or, on not less than 90 days' notice, by DLJIM. The Management Agreement will terminate automatically in the event of its assignment (as defined in the Investment Company Act). First Data provides administration services to the Fund pursuant to the Services Agreement (the "Administration Agreement") dated July , 1998 with the Fund. As compensation for First Data's administration services to the Fund, the Fund has agreed to pay an Administration Fee at the rate of $50,000 per year.

         DLJIM manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. DLJIM is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. DLJIM and its affiliates also maintain a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds and investment advisory clients advised by DLJIM and its affiliates.


         DLJIM and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund. DLJIM has informed the Fund that in making its investment decisions it does not obtain or use material non-public information that DLJ, or its affiliates, may possess with respect to such issuers.

         DLJIM maintains office facilities on behalf of the Fund, and furnishes statistical, and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. DLJIM also may make such advertising and promotional expenditures, using its own resources, as it deems appropriate.


         Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by DLJIM. The expenses borne by the Fund include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, trustees, employees or holders of 5% or more of the outstanding voting securities of DLJIM or any of its affiliates, SEC fees, state Blue Sky qualification fees, exchange listing fees, advisory and administration fees, shareholder servicing fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, expenses of reacquiring Shares, expenses in connection with the Fund's Automatic Dividend Reinvestment Plan, costs of maintaining the required books and accountings (including the costs of calculating the net asset value of the Shares), costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses, and mailing Share certificates, proxy statements and costs of Shareholders' reports and meetings, any extraordinary expenses and other expenses properly payable by the Fund.

                        TRUSTEES AND OFFICERS OF THE FUND


         The Board is composed of five Trustees who supervise the Fund's investment activities and review contractual arrangements with companies that provide the Fund with services. The following lists the Trustees and officers and their positions with the Fund and their present and principal occupations during the past five years. Each Trustee who is an "interested person" of the Fund (as defined in the Investment Company Act) is indicated by an asterisk (*). Each Trustee who is not an "interested person" serves on the Audit Committee of the Board. Each Trustee serves as a trustee for registered investment companies which are affiliates of the Fund and DLJAM.


         The address of each officer of the Fund is 277 Park Avenue, New York, New York 10172.


         *G. Moffett Cochran, 47, Chairman of the Board and President of the Fund, is Chairman of DLJAM, with which he has been associated since prior to 1993. Prior to his association with the Fund and DLJAM, Mr. Cochran was a Senior Vice President with Bessemer Trust Companies.

         Robert E. Fischer, 68, Trustee of the Fund, has been Member at the law firm of Wolf, Block, Schorr and Soliss-Cohen LLP (or its predecessor firm) since prior to 1993.

         *Martin Jaffe, 51, Trustee, Vice President, Secretary and Treasurer of the Fund, is Chief Operating Officer of DLJAM, with which he has been associated since prior to 1993.

         Wilmot H. Kidd, III, 56, Trustee of the Fund, has been President of Central Securities Corporation since prior to 1993.

         John W. Waller, III, 46, Trustee of the Fund, has been Chairman of Waller Capital Corporation, an investment banking firm, since prior to 1993.

         Lars M. Berkman, 49 , Vice President of the Fund, has been associated with DLJAM since March 1998. Prior to his association with DLJAM, Mr. Berkman was a Managing Director with Prudential since prior to 1993.

         Brian Kammerer, 40, Vice President of the Fund, has been associated with DLJAM since prior to 1993.

         The officers and Trustees of the Fund as a group owned beneficially less than 1% of the total Shares of the Fund outstanding as of July , 1998.

         No officer or employee of the Fund receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each Trustee who is not an "interested person" $ 2,000 per Board meeting attended , $1,000 per audit committee meeting attended and reimbursement for travel and out-of-pocket expenses.

Compensation Table

                                                                                                   Total Compensation
                                                           Pension or Retire-      Estimated          from the Fund
                                     Aggregate               ment Benefits        Annual Bene-           Complex
                                    Compensation          Accrued as Part of       fits upon             Paid to
Name of Board Member                from Fund(1)             Fund Expenses         Retirement          Board Member
--------------------                ------------             -------------         ----------          ------------
G. Moffett Cochran, Trustee         $      0                      None               None              $     0
Robert E. Fischer, Trustee            10,000                      None               None               20,000
Martin Jaffe, Trustee                      0                      None               None                    0
Wilmot H. Kidd, III, Trustee          10,000                      None               None               20,000
John W. Waller, III, Trustee          10,000                      None               None               20,000

(1) The Fund anticipates paying each independent Trustee approximately $10,000 in each calendar year.


                             PORTFOLIO TRANSACTIONS


         DLJIM assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency is made in the best judgment of DLJIM and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement DLJIM's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by DLJIM and DLJIM's fees are not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to DLJIM in serving both the Fund and other investment advisory clients and funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to DLJIM in carrying out its obligations to the Fund.

         In allocating brokerage transactions, DLJIM seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, DLJIM may consider, among other things, the receipt of research services and/or the sale of other funds managed, advised or administered by DLJIM or its affiliates as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. The Fund has no obligation to deal with any broker or dealer in execution of transactions. While DLJIM generally seeks reasonably competitive fees, commissions or spreads, the Fund does not necessarily pay the lowest fee, commission or spread available. DLJIM may allocate brokerage transactions to DLJ pursuant to procedures adopted by the Board which comply with the Investment Company Act . Such procedures state that any commissions charged by DLJ will be fair and reasonable and will not exceed DLJ's usual and customarily charged commissions.

         Securities in which the Fund may invest are traded primarily in the over-the-counter markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Because of the affiliation of DLJ with the Fund, the Fund is prohibited from engaging in certain transactions involving DLJ and its affiliates except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations promulgated thereunder. Included among such restricted transactions will be purchases from or sales to DLJ and its affiliates of securities in transactions in which it acts as principal. In addition, the Fund is prohibited from engaging in any transaction in which DLJIM may possess, or has access to through DLJ, material non-public information. DLJIM believes that these restrictions will not materially inhibit the ability of the Fund to seek to achieve its investment objectives. The Fund may purchase securities for the Fund during the existence of any underwriting syndicate of which

DLJ is a member pursuant to procedures approved by the Board which comply with the rules adopted by the SEC.


         Brokers will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds or investment advisory clients advised by DLJIM or its affiliates being engaged simultaneously in the purchase or sale of the same security. Certain of the Fund's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Fund for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

         Portfolio turnover may vary from year to year as well as within a year. It is anticipated that in any fiscal year the turnover rate may approach the 300% level for the Fund. In periods in which extraordinary market conditions prevail, DLJIM will not be deterred from changing the Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by DLJIM based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. A turnover rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once in the course of a year. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses, and the short-term gains realized from these transactions are taxable to Shareholders as ordinary income when distributed to them.

         Investment decisions for the Fund are made independently from those of other investment companies and investment advisory clients advised by DLJIM. If, however, such other investment companies or investment advisory clients desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company and investment advisory client. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

         Securities held by the Fund also may be held by or be appropriate investments for other funds or investment advisory clients for which DLJIM or an affiliate acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other funds for which DLJIM or an affiliate acts as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                        DETERMINATION OF NET ASSET VALUE


         The Fund's investments are valued after the close of regular trading on the New York Stock Exchange on the last business day of each week, using available market quotations or at fair value. For purposes of determining the net asset value, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of Shares outstanding at such time. The Fund determines and makes available for publication the net asset value of its Shares weekly. Currently, the net values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.


           Substantially all of the Fund's investments (excluding short-term investments) are valued by one or more independent pricing services (the "Service") approved by the Board. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Debt securities which mature in less than 60 days are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Other investments that are readily marketable portfolio securities listed on an exchange are valued at the last sale price at the close of the exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board shall determine in good faith to reflect its fair value. Readily marketable securities, including certain options, not listed on an exchange but admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List (the "List") are valued in like manner. Portfolio securities traded on more than one exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Readily marketable securities, including certain options traded only in the over-the-counter market and listed securities whose primary market is believed by DLJIM to be over-the-counter (excluding those admitted to trading on the List) are valued at the mean of the current bid and asked prices as reported by such sources as the Board deem appropriate to reflect their fair market value.

         Options, futures contracts and options thereon which are traded on exchanges are valued at their last sale or settlement price as of the close of the exchanges or, if no sales are reported, at the average of the quoted bid and asked prices as of the close of the exchange. Portfolio securities underlying listed call options will be valued at their market price and reflected in net assets accordingly. Premiums received on call options written by the Fund will be included in the liability section of the financial statements as a deferred credit and subsequently adjusted (marked-to-market) to the current market value of the option written.

         Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the prevailing rates of exchange or, if no such rate is quoted on such date, at the exchange rate utilized on the previous business day or at such other quoted market exchange rate as may be determined to be appropriate by DLJIM. Expenses and fees, including the Management Fee, are accrued weekly and taken into account for the purpose of determining the net asset value of the Shares.

          Securities that are not valued by the Service are valued at fair value as determined in good faith by the Board utilizing such factors as the Board deems appropriate. The Board will review the method of such valuations on a current basis.

         The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                        DIVIDENDS AND OTHER DISTRIBUTIONS


         The Fund intends to distribute substantially all of its net investment income monthly. All net realized capital gains, if any, are expected to be distributed to the Shareholders at least annually . The Fund will distribute to the Shareholders at least annually all net realized gains from foreign currency transactions, if any. The Fund may make additional distributions if necessary to avoid a 4% excise tax on certain undistributed income and capital gain. See "Taxes." The Fund may change the foregoing distribution policy if its experience indicates, or its Board for any reason determines, that changes are desirable.

         Under the Investment Company Act, the Fund is not permitted to incur indebtedness unless after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the Investment Company Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or other distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, other distribution, or purchase price, as the case may be. While any preferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on Shares, unless at the time of such declaration, (1) all accumulated preferred share dividends have been paid and
(2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon). In addition to the limitations imposed by the Investment Company Act as described in this paragraph certain lenders may impose additional restrictions on the payment of dividends or other distributions on the Shares in the event of a default on the Fund's borrowings. Any limitation on the Fund's ability to make distributions on Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Other Investment Practices -- Leverage" and "Taxes."


         See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and other distributions to Shareholders may be automatically reinvested in Shares of the Fund. Dividends and other distributions will be taxable to Shareholders whether they are reinvested in Shares of the Fund or received in cash.


         The Fund expects that it will commence paying dividends approximately 60 days of the date of this Prospectus.


                      AUTOMATIC DIVIDEND REINVESTMENT PLAN


         Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a Shareholder otherwise elects, all dividends and capital gain distributions will be automatically reinvested by First Data as agent for Shareholders in administering the Plan (the "Plan Agent"), in additional Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee) by First Data as the Dividend Disbursing Agent. Such participants may elect not to participate in the Plan and to receive all dividends and capital gain distributions in cash by sending written instructions to First Data, as the Dividend Disbursing Agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or other distribution.

         Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to as "dividends") payable either in Shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares. The Shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Shares from the Fund ("newly issued Shares") or (ii) by purchase of outstanding Shares on the open market

("open-market purchases") on the NYSE or elsewhere. If on the record date for the dividend, the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued Shares on behalf of the participants. The number of newly issued Shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per Share on the date the Shares are issued. If on the dividend record date the net asset value per Share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in Shares acquired on behalf of the participants in open-market purchases.

         In the event of a market discount on the dividend record date, the Plan Agent will have until the last business day before the next date on which the Shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend record date (the "last purchase date") to invest the dividend amount in Shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the record date of the dividend through the date before the next "ex-dividend" date which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a Share exceeds the net asset value per Share, the average per Share purchase price paid by the Plan Agent may exceed the net asset value of the Shares, resulting in the acquisition of fewer Shares than if the dividend had been paid in newly issued Shares on the dividend record date. Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Shares at the net asset value per Share at the close of business on the last purchase date.


         The Plan Agent maintains all Shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Shareholder proxy will include those Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Shares held pursuant to the Plan in accordance with the instructions of the participants.

         In the case of Shareholders such as banks, brokers or nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record Shareholder and held for the account of beneficial owners who participate in the Plan.

         There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

         The automatic reinvestment of dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Taxes."


         Shareholders participating in the Plan may receive benefits not available to Shareholders not participating in the Plan. If the market price (plus commissions) of the Shares is above their net asset value, participants in the Plan will receive Shares of the Fund at less than they could otherwise purchase them and will have Shares with a cash value greater than the value of any cash distribution they would have received on their Shares. If the market price plus commissions is below the net asset value, participants will receive distributions in Shares with a net asset value greater than the value of any cash distribution they would have received on their Shares. However, there may be insufficient Shares available in the market to make distributions in Shares at prices below the net asset value. Also, since the Fund does not redeem Shares, the price on resale may be more or less than the net asset value.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.


         All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 8030, Boston, MA 02266-8030, 1-800-331-1710.


                                      TAXES

         The following discussion is a general summary of certain U.S. federal income tax considerations relating to the Fund and to an investment in the Shares of the Fund. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury regulations and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof and which are subject to change, possibly retroactively. This summary does not purport to discuss all of the income tax consequences applicable to the Fund or to all categories of investors, some of whom may be subject to special rules (including dealers in securities, insurance companies, tax-exempt entities and non-U.S. persons). Prospective investors are urged to consult their tax advisors regarding the federal income tax consequences of ownership of the Shares of the Fund, as well as any tax consequences that may arise under the laws of any foreign, state, local or other taxing jurisdiction.


         For purposes of the following discussion, a Non-U.S. Shareholder is a Shareholder who is not (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source, (iv) a trust (a) the administration over which a United States court can exercise primary supervision and (b) all of the substantial decisions of which one or more United States persons have the authority to control, or (v) a Shareholder who is otherwise subject to United States federal income taxation on a net income basis in respect of the Shares.

         Tax Status. The Fund intends to elect to be, and to qualify to be treated as, a regulated investment company ("RIC") under the Code. For each taxable year that the Fund so qualifies, the Fund (but not Shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and net capital gain that is distributed to Shareholders.

         In order to qualify for treatment as a RIC under the Code, the Fund must make an election to be so treated and must distribute to Shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same or related trades or businesses.


         The Fund will be subject to a non-deductible 4% excise tax ("Excise Tax") to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31st of that year, plus certain other amounts. For these purposes, any such income retained by the Fund, and on which it pays federal income tax, will be treated as having been distributed.

         Nature of the Fund's Investments. Some of the investment practices that may be employed by the Fund will be subject to special provisions that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and, particularly in the case of transactions in or with respect to foreign currencies, the character of the gains or losses realized. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat as sold for their fair market value) or to accrue original issue discount, both of which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. Moreover, the Fund will be required to include in its gross income each year any "interest" distributed in the form of additional securities on payment-in-kind securities. In order to satisfy the Distribution Requirement and avoid the Excise Tax, the Fund may be required to liquidate portfolio securities or borrow funds. The Fund intends to monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

         The Fund intends to invest in, among other things, foreign securities. If, in connection with such investments, the Fund owns shares of stock in certain foreign investment entities, referred to as passive foreign investment companies ("PFICs"), the Fund may be subject to U.S. federal income tax, and additional charges in the nature of interest, on a portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the entire distribution or gain is distributed by the Fund to its Shareholders. If the Fund were able and elected to treat a PFIC as a "qualified electing fund," in lieu of the treatment described above, the Fund would be required each year to include in income, the Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not actually received by the Fund. Proposed Treasury Regulations and newly enacted provisions of the Code would each allow certain regulated investment companies to elect to mark-to-market their stock in certain PFICs at the end of each taxable year, whereby the Fund would include in its taxable income each year any unrealized gain on such PFIC investments. In order to satisfy the Distribution Requirement under either election, maintain its qualification as a regulated investment company, and avoid income taxes and the Excise Tax, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold. In the case of the proposed Treasury Regulations, there can be no assurance that these regulations will be finalized in the form proposed or as to the effective date of any such final regulations.

         Income received by the Fund from investments in foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by Shareholders (but may be deductible by the Fund), and may be withheld at a higher rate than that which would be applicable if the underlying securities had been held directly by a Shareholder. Tax conventions between certain countries and the United States may reduce or eliminate those taxes.

         Taxation of Shareholders. Dividends from the Fund's investment company taxable income (whether received in cash or reinvested in additional Fund Shares) generally are taxable to Shareholders as ordinary income . Distributions of the Fund's net capital gain (whether received in cash or reinvested in additional Fund Shares), when designated as such, are taxable to Shareholders as long-term capital gain, regardless of how long they have held their Fund Shares. See below for a summary of the tax rates applicable to capital gain distributions. A participant in the Automatic Dividend Reinvestment Plan will be treated as having received a distribution in the amount of the cash used to purchase Shares on his or her behalf, including a pro rata portion of the brokerage fees incurred by the Transfer Agent. Distributions by the Fund to Shareholders in any year that exceed the Fund's earnings and profits generally may be applied by each Shareholder against his or her basis for the Shares and will be taxable at capital gains rates (assuming the Shares are held as capital assets) to any Shareholder only to the extent the distributions to the Shareholder exceed the Shareholder's basis for his or her Shares. The Fund may retain for investment its net capital gain. However, if the Fund does so, it will be subject to a tax of 35% on the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to Shareholders, who (i) will be required to include in income for tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities, and (iii) will increase the tax basis of their Fund Shares by an amount equal to the difference between the amount of undistributed capital gain included in their gross income and the tax deemed paid by such Shareholders.

         The Fund will notify Shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year and undistributed capital gain designated for that year. The information regarding capital gain distributions and undistributed capital gain will designate the portion thereof subject to the different maximum rates of tax applicable to noncorporate taxpayers' net capital gain indicated below.


         Dividends and other distributions declared by the Fund in October, November or December of any year and payable to Shareholders of record on a specified date in such a month will be deemed to have been paid by the Fund and received by the Shareholders on December 31st if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to Shareholders for the year in which that December 31st falls.

         An investor should be aware that, if Shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the Shares and will receive some portion of the purchase price back as a taxable distribution.

         Upon the sale or exchange of Shares (including a sale pursuant to a Share repurchase or tender offer by the Fund), a Shareholder generally will recognize a taxable gain or loss equal to the difference between his or her adjusted basis for the Shares and the amount received. Any such gain or loss will be treated as a capital gain or loss if the Shares constitute capital assets in the Shareholder's hands and will be long-term capital gain or loss if the Shares have been held for more than one year. See below for a discussion of the tax rates applicable to capital gains. Any loss recognized on a sale or exchange of Shares that were held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any capital gain distributions previously received (or deemed to be received) thereon. A loss realized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced by other Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares (which could occur, for example, as a result of participation in the Automatic Dividend Reinvestment Plan). In that event, the basis of the replacement Shares will be adjusted to reflect the disallowed loss.


         Under the Taxpayer Relief Act of 1997 ("1997 Tax Act"), the maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are generally (i) the same as ordinary income tax rates for capital assets held for one year or less; (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% (10% for taxpayers in the 15% marginal tax bracket) for capital assets held for more than 18 months. The 1997 Tax Act did not affect the maximum net capital gain tax rate for corporations, which remains at 35%. The tax rates described above will apply to distributions of net capital gain by the Fund (if, as expected, the Fund designates net capital gain distributions as 28% rate gain distributions or 20% rate gain distributions, in accordance with its holding periods for the securities it sold that generated the distributed gains) as well as to sales and exchanges of Shares. With respect to capital losses recognized on dispositions of Shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital gain distributions received thereon (see discussion in the preceding paragraph), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisers as to the application of the new capital gains rates to their particular circumstances.

         Back-up Withholding. The Fund is required to withhold 31% of all dividends, capital gain distributions and repurchase proceeds payable to any individual Shareholders and certain other non-corporate Shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund is also required to withhold 31% of all dividends and capital gain distributions payable to such Shareholders who otherwise are subject to backup withholding.

         Non-U.S. Shareholders. The foregoing discussion relating to taxation of Shareholders applies to Non-U.S. Shareholders except to the extent provided below. A Non U.S. Shareholder generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain distributions) unless the dividends are (i) "effectively connected" with a United States trade or business carried on by such Shareholder or (ii), under certain income tax treaties, attributable to a permanent establishment in the United States maintained by such Non-U.S. Shareholder, in which case such dividends will be subject to United States federal income tax on a net income basis in the same manner as if such Non-U.S. Shareholder were a resident of the United States (and with respect to corporate holders, also may be subject to an additional branch profits tax). Accordingly, investment in the Fund is likely to be appropriate for a Non-U.S. Shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such United States withholding tax.

         A Non-U.S. Shareholder generally will not be subject to United States federal income tax on capital gain distributions and gains realized from the sale of Shares unless (i) such Non-U.S. Shareholder is an individual and is present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met) or (ii) the gain is either (a) effectively connected with the conduct of a United States trade or business of such Non-U.S. Shareholder or (b), if an applicable treaty provides, attributable to a permanent establishment in the United States maintained by such Non-U.S. Shareholder. Gain that is either (a) effectively connected with the conduct of a United States trade or business of a Non-U.S. Shareholder or (b), if an applicable tax treaty provides, attributable to a permanent establishment in the United States maintained by the Non-U.S. Shareholder will be subject to United States federal income tax on a net income basis in the same manner as if such Non-U.S. Shareholder were a resident of the United States, and in the case of a corporation, may be subject to an additional branch profits tax.

         Under temporary United States Treasury regulations, United States information reporting requirements and backup withholding tax generally will not apply to dividends paid to a Non-U.S. Shareholder at an address outside the United States. Under certain circumstances, capital gain distributions and proceeds from the sale of Shares paid to a Non-U.S. Shareholder may be subject to the information reporting requirements and backup withholding at the rate of 31% unless such Non-U.S. Shareholder certifies as to its Non-U.S. Shareholder status under penalties of perjury or otherwise establishes an exemption.

         The United States Treasury Department recently issued final Treasury regulations generally effective for payments made after December 31, 1999 concerning the withholding of tax and information reporting for certain amounts paid to Non-U.S. Shareholders (the "Final Withholding Regulations"). Among other things, the Final Withholding Regulations may require Non-U.S. Shareholders to furnish new certification of their foreign status after December 31, 1999. Prospective investors should consult their tax advisors concerning the applicability and effect of the Final Withholding Regulations on an investment in Shares.

         The tax consequences to Non-U.S. Shareholders entitled to claim the benefits of an applicable tax treaty may be different from those described in this summary. Non-U.S. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their tax advisors with respect to the tax implications of purchasing, holding and disposing of Shares.

         General. The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Fund and Shareholders. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisers regarding the specific federal income tax consequences of purchasing, holding and disposing of Shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                                  UNDERWRITING


         Subject to the terms and conditions of an Underwriting Agreement, dated July , 1998 (the "Underwriting Agreement"), the Underwriters named below, who are represented by DLJ (the "Representative"), have severally agreed to purchase from the Fund the respective number of Shares set forth opposite their names below:



                                    Underwriters                                                   Number of Shares
------------------------------------------------------------------------------------             ---------------------
 Donaldson, Lufkin & Jenrette Securities Corporation................................
 Advest, Inc........................................................................
 Fahnestock & Co., Inc..............................................................
 First of Michigan Corporation......................................................
 Sands Brothers & Co., Ltd..........................................................
 Sutro & Co. Incorporated...........................................................
 Gruntal & Co., L.L.C...............................................................
 Johnston, Lemon & Co. Incorporated.................................................
 Tucker Anthony Incorporated........................................................
 Janney Montgomery Scott Inc........................................................
 First Albany Corporation...........................................................
 Interstate/Johnson Lane Corporation................................................
 Cowen & Company
                                                                                                 ---------------------
                  Total.............................................................
                                                                                                 =====================


         The Underwriting Agreement provides that the obligations of the several Underwriters to purchase and accept delivery of the Shares hereby are subject to approval by their counsel of certain legal matters and to certain other conditions. The Underwriters are obligated to purchase and accept delivery of all the Shares offered hereby (other than those Shares covered by the over-allotment option described below) if any are purchased.


         The Underwriters initially propose to offer the Shares in part directly to the public at the initial public offering price set forth on the cover page of this Prospectus and in part to certain dealers (including the Underwriters) at such price less a concession not in excess of $ per share. The Underwriters may allow, and such dealers may re-allow, to certain other dealers a concession not in excess of $ per share. After the initial offering of the Shares, the public offering price and other selling terms may be changed by the Representatives at any time without notice. The Underwriters do not intend to confirm sales to any accounts over which they exercise discretionary authority.

         The Fund has granted to the Underwriters an option, exercisable within days after the date of this Prospectus, to purchase, from time to time, in whole or in part, up to an aggregate of additional Shares at the initial public offering price less underwriting discounts and commissions. The Underwriters may exercise such option solely to cover overallotments, if any, made in connection with the offering. To the extent that the Underwriters exercise such option, each Underwriter will become obligated, subject to certain conditions, to purchase its pro rata portion of such additional shares based on such Underwriter's percentage underwriting commitment as indicated in the preceding table.


         The Fund has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments that the Underwriters may be required to make in respect thereof.


         The Fund has agreed not to offer or sell any additional common shares of beneficial interest of the Fund, other than as contemplated by this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of DLJ.

         Prior to the offering, there has been no established trading market for the Shares. The initial public offering price for the Shares offered hereby has been determined by negotiation among the Fund and the Representatives. There can be no assurance, however, that the price at which the Shares will sell in the public market after the offering will not be lower than the price at which they are sold by the Underwriters.

         The Shares have been approved for listing on the New York Stock Exchange (the "NYSE") under the symbol "DHY," subject to official notice of issuance. In order to meet the requirements for listing the Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more Shares to a minimum of 2,000 beneficial owners.


         Other than in the United States, no action has been taken by the Fund or the Underwriters that would permit a public offering of the Shares offered hereby in any jurisdiction where action for that purpose is required. The Shares offered hereby may not be offered or sold, directly or indirectly, nor may this Prospectus or any other offering material or advertisements in connection with the offer and sale of any such Shares be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of such jurisdiction. Persons into whose possession this Prospectus comes are advised to inform themselves about and to observe any restrictions relating to the offering of Shares and the distribution of this Prospectus. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any Shares offered hereby in any jurisdiction in which such an offer or a solicitation is unlawful.

         In connection with the offering, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Shares. Specifically, the Underwriters may overallot the offering, creating a syndicate short position. The Underwriters may bid for and purchase Shares in the open market to cover such syndicate short position or to stabilize the price of the Shares. In addition, the underwriting syndicate may reclaim selling concessions from syndicate members if the syndicate repurchases previously distributed Shares in syndicate covering transactions, in stabilization transactions or otherwise. These activities may stabilize or maintain the market price of the Shares above independent market levels. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

         The Fund anticipates that the Representative and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters. See "Management of the Fund."

                              DESCRIPTION OF SHARES


         The Fund is a newly organized unincorporated business trust under the laws of the State of Delaware organized on April 24, 1998. The Fund is authorized to issue an unlimited number of Shares. Each Share has one vote and, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable. The Fund will send annual and semi-annual financial statements to all its Shareholders.

         The Fund has no present intention of offering additional Shares, except as described herein and under the Automatic Dividend Reinvestment Plan, as it may be amended from time to time. See "Automatic Dividend Reinvestment Plan." Other offerings of Shares, if made, will require approval of the Board . The Board is authorized, however, to classify and reclassify any unissued shares into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Fund may reclassify and offer unissued shares as preferred stock subject to the limitations of the Investment Company Act. Any additional offering will not be made at a price per Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Shareholders or with the consent of a majority of the Fund's outstanding Shares.


Anti-Takeover Provisions in the Declaration of Trust


         The Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board , and could have the effect of depriving Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.

         The Board is divided into three classes, with the terms of one class expiring at each annual meeting of Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board . A Trustee may be removed from office for any reason or for no reason by a written instrument signed by at least two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the Shares.

         In addition, the Declaration of Trust requires the favorable vote of the holders of at least 80% of the outstanding Shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of Shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of Shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (except pursuant to the Automatic Dividend Reinvestment Plan); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

         The Board has determined that provisions with respect to the Board and the 80% voting requirements described above which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interests of Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Repurchase of Shares


         Shares of closed-end management investment companies often trade at a discount to their net asset values, and the Shares may likewise trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Shares will be determined by such factors as relative demand for and supply of such Shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. See "Determination of Net Asset Value." Although the Shareholders will not have the right to redeem their Shares, the Fund may take action to repurchase Shares in the open market or make tender offers for Shares at their net asset value. This may have the effect of reducing any market discount from net asset value.

         There is no assurance that if action is undertaken to repurchase or tender for Shares, such action will result in the Shares' trading at a price which approximates their net asset value. Although Share repurchases and tenders could have a favorable effect on the market price of the Shares, it should be recognized that the acquisition of Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio. Any Share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act.


                           CONVERSION TO OPEN-END FUND


         The Fund may be converted to an open-end investment company at any time by an amendment to the Declaration of Trust. The Declaration of Trust provides that such an amendment would require the approval of two-thirds of each of the Fund's outstanding classes of shares (including any preferred shares) outstanding at that time entitled to vote on the matter (or a majority of such shares if the amendment previously was approved, adopted or authorized by at least two-thirds of the total number of Trustees). Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the Shareholders. If approved in the foregoing manner, conversion of the Fund could not occur until at least 90 days after the Shareholders' meeting at which such conversion was approved and could take significantly longer and would also require at least 30 days' prior notice to all Shareholders. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred shares and any indebtedness not constituting bank loans, which could eliminate or alter the leveraged capital structure of the Fund with respect to the Shares. Thus, preferred shareholders, if any, would generally not have an incentive to consent to such conversion. Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. Such requirement could also cause the Fund to dispose of portfolio securities or other assets at a time when it is not advantageous to do so, and could adversely affect the ability of the Fund to meet its investment objectives. In the event of conversion, the Shares would cease to be listed on the NYSE or other national securities exchange or market system. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If a payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new common shares would be sold at net asset value plus a sales load.


                                OTHER INFORMATION

         Prior to the registration statement becoming effective, the Underwriters or other appropriate party may distribute advertising or other solicitation material which discusses (i) economic and market conditions and trends generally; (ii) historical and current conditions and trends in the lower grade securities market, and risk and reward potential in such market; (iii) comparative information, including statistical analysis and performance-related information, related to lower grade securities generally and investing in lower grade securities; (iv) the special considerations and potential benefits of investing in closed-end management investment companies; and (v) information about DLJIM and the Fund's portfolio manager, biographical information about the Fund's portfolio manager, including honors or awards received, and information and commentary on investment strategy or other matters of general interest to investors.

                                 LEGAL OPINIONS

         Certain legal matters in connection with the Shares offered hereby will be passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP and for the Underwriters by Davis Polk & Wardwell.

                                     EXPERTS


         The statement of assets, liabilities and capital of the Fund included in this Prospectus has been so included in reliance upon the report of Ernst & Young LLP, 787 Seventh Avenue, New York, New York, independent auditors, and on their authority as experts in auditing and accounting.

                         REPORT OF INDEPENDENT AUDITORS


The Board of Trustees and Shareholder of
         DLJ High Yield Bond Fund


         We have audited the accompanying statement of assets , liabilities and capital of DLJ High Yield Bond Fund as of , 1998. This statement of assets, liabilities and capital is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets, liabilities and capital based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets, liabilities and capital is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets, liabilities and capital. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets, liabilities and capital presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the statement of assets, liabilities and capital referred to above presents fairly, in all material respects, the financial position of the DLJ High Yield Bond Fund as of , 1998, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

                                                              Ernst & Young LLP


New York, New York
                , 1998

                            DLJ High Yield Bond Fund

                  Statement of Assets, Liabilities and Capital
                                          , 1998


ASSETS
  Cash..............................................................................................  $
  Other Assets
    Total Assets....................................................................................
LIABILITIES
  Accrued expenses (Note 1).........................................................................
                                                                                                      --------------
NET ASSETS..........................................................................................  $
                                                                                                      ==============
CAPITAL
  Common Shares, par value $ .001 per share;            shares authorized;
    shares issued and outstanding (Note 1)..........................................................  $
  Paid in Capital in excess of par..................................................................
                                                                                                      --------------
  Total Capital--Equivalent of $        net asset value per
     common share (Note 1).........................................................................   $
                                                                                                      ==============


              Notes to Statement of Assets, Liabilities and Capital

Note 1. Organization


     The Fund was organized as an unincorporated business trust under the laws of the State of Delaware on April 24, 1998 and is a closed-end, non-diversified management investment company and has had no operations other than the sale to DLJ Investment Management Corp. (the "Investment Manager") of an aggregate of
shares for $ on          , 1998.

     Offering costs of $ will be charged to capital upon completion of the initial public offering. Organization costs of $ will be capitalized and amortized to expense upon the commencement of operations.


Note 2. Management and Administration Arrangements


     The Fund has engaged the Investment Manager to provide investment management services to the Fund. The Investment Manager will receive a monthly fee for advisory services an annual rate equal to 1% of the average weekly value of the Fund's total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting leverage).

         The Fund has engaged First Data Investor Services Group, Inc. (the "Administrator") to provide administration services to the Fund. The Administrator will receive a fee for such services at a rate of $50,000 per year.

Note 3. Federal Income Taxes

     The Fund intends to qualify as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

                                   Appendix A

                           RATINGS OF CORPORATE BONDS

Description of Corporate Bond Ratings of Standard & Poor's Ratings Group:

     AAA--Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB--Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B--Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC--Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

     CC--The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied
CCC rating.

     C--The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC - debt rating.

     D--Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     S&P's letter ratings may be modified by the addition of a plus (+) or a rninus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Description of Bond Ratings of Moody's Investors Service, Inc.

     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuers.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds which are rated Caa are of poor standing. Such issuers may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds which are rated Ca present obligations which are speculative in a high degree. Such issuers are often in default or have other marked shortcomings.

     C--Bonds which are rated C are the lowest rated class of bonds, and issuers so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund Shares or the Underwriters. Neither the delivery of this Prospectus nor any sale made hereunder shall, in any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the registered securities to which it relates. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy in any circumstances in which such offer or solicitation is unlawful.

                                ---------------

                                TABLE OF CONTENTS


                                                                       Page
                                                                       ----
Prospectus Summary........................................................1
Fee Table................................................................10
The Fund.................................................................11
Use of Proceeds..........................................................11
Investment Objectives and Policies.......................................11
Other Investment Practices...............................................18
Risk Factors and Special Considerations..................................26
Investment Restrictions..................................................29
Management of the Fund...................................................30
Trustees and Officers of the Fund....................................... 32
Portfolio Transactions.................................................. 33
Determination of Net Asset Value........................................ 34
Dividends and Other Distributions....................................... 35
Automatic Dividend Reinvestment Plan.................................... 36
Taxes................................................................... 37
Underwriting............................................................ 41
Description of Shares................................................... 43
Conversion to Open- end Fund............................................ 44
Other Information....................................................... 45
Legal Opinions.......................................................... 45
Experts..................................................................45
Report of Independent  Auditors..........................................46
Statement of Assets, Liabilities and Capital............................ 47
Appendix A..............................................................A-1

                                ---------------

         Until , 1998 all dealers effecting transactions in the Shares, whether or not participating in this distribution, may be required to deliver a Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.


                                     Shares



                                 DLJ HIGH YIELD
                                    BOND FUND




                           ---------------------------

                                   PROSPECTUS

                           ---------------------------




                          Donaldson, Lufkin & Jenrette
                             Securities Corporation




                                   July , 1998

                                     PART C
                                OTHER INFORMATION

ITEM 24.                   FINANCIAL STATEMENTS AND EXHIBITS

(1)      Financial Statements:

         The Selected Financial Information, Statement of Operations, Statement of Changes in Net Assets, and any Schedules thereto are omitted because the required information is included in the financial statement included in Part A or Part B, or because the conditions requiring their filing do not exist.

(2)      Exhibits
         (a)      Agreement and Declaration of Trust*
         (b)      Bylaws*
         (c)      Not Applicable
         (d)      Form of Specimen Certificate Representing Shares of Beneficial Interest*
         (e)      (1)      Form of Terms and Conditions of Automatic Dividend Reinvestment Plan*
                  (2)      Form of Dividend Reinvestment Plan Agency Agreement*
         (f)      Not Applicable
         (g)      Form of Investment Management Agreement*
         (h)      (1)      Form of Master Agreement Among Underwriters*
                  (2)      Form of Underwriting Agreement*
                  (3)      Form of Master Selected Dealers Agreement*
         (i)      Not Applicable
         (j)      Form of Custodian and Transfer and Dividend Disbursing Agent Agreement*
         (k)      Form of Administration Agreement*
         (l)      Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP*
         (m)      Not Applicable
         (n)      Consent of Independent Auditors*
         (o)      Not Applicable
         (p)      Initial Capital Agreement*
         (q)      Not Applicable
         (r)      Financial Data Schedule *
                  Form of Power of Attorney**

--------------
*   To be filed by amendment
**  Previously filed

ITEM 25.     MARKETING ARRANGEMENTS

         See Exhibit h in Item 24(2) of this Registration Statement.


ITEM 26.     OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

             Securities and Exchange Commission Fees ..............................         $29,500
             National Association of Securities Dealers, Inc. Fees ................         $10,500
             New York Stock Exchange Listing Fee ..................................
             Printing and Engraving Expenses* .....................................
             Accounting Fees and Expenses* ........................................
             Trustee's Fees........................................................
             Legal Fees* ..........................................................
             Custodian and Transfer and Dividend Disbursing Agent's Fees*..........
             Blue Sky Fees and Expenses* ..........................................
             Miscellaneous* .......................................................
                                                                                            -------
                      Total                                                                 $
                                                                                            =======

             *  Estimates


ITEM 27.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not Applicable.


ITEM 28.     NUMBER OF RECORD HOLDERS OF SECURITIES

         [TO COME]


ITEM 29.     INDEMNIFICATION

         [Summary of provisions from Agreement and Declaration of Trust]

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant and the Advisor and any underwriter pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person or the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person or any distributor in connection with the Shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Advisor, reference is made to the Advisor's current Form ADV (File No. 801-51377) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 31.     LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder to be maintained (i) by the Registrant will be maintained at its offices, located at 277 Park Avenue, New York, New York, 10172; (ii) by the Advisor will be maintained at its offices, located at 277 Park Avenue, New York, New York 10172; and (iii) all such accounts, books and other documents required to be maintained by the principal underwriter will be maintained by Donaldson, Lufkin & Jenrette Securities Corporation.

ITEM 32.     MANAGEMENT SERVICES

         Not Applicable

ITEM 33.     UNDERTAKINGS

(1) The Registrant undertakes to suspend offering of its Shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)      Not Applicable

(3)      Not Applicable

(4)      Not Applicable

(5)      If applicable:

         (a) For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective.

         (b) For the purposes of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating or to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)      Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of Rule 472 promulgated under the Securities Act of 1933, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 of DLJ High Yield Bond Fund (Securities Act File No. 333-52373) to be signed on behalf of the undersigned, thereto duly authorized, in the City of New York, and the State of New York on the 25rd day of June, 1998.


                   DLJ HIGH YIELD BOND FUND

                   By:/s/ G. MOFFETT COCHRAN
                      --------------------------------
                      Name:  G. Moffett Cochran
                      Title: Chief Executive Officer and Chief Financial Officer

         Pursuant to the requirements of Rule 472 promulgated under the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 of DLJ High Yield Bond Fund (Securities Act File No. 333-52373) has been signed by the following persons in the capacities indicated on the 25th day of June, 1998.

     Signature                            Title
     ---------                            -----
/s/ G. MOFFETT COCHRAN                    Trustee, Chief Executive Officer and Chief Financial Officer